Individual Life Insurance Application New York Life Insurance Company New York Life Insurance and Annuity Corporation (A Delaware Corporation) NYLIFE Insurance Company of Arizona (Not Licensed in Every State) ICC17-217-500

NEW YORK LIFE INSURANCE COMPANY NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (A Delaware Corporation) NYLIFE INSURANCE COMPANY OF ARIZONA (Not Licensed in Every State) Attending Physician’s Statement/Expedite Order Form Optional form to submit with the application Part 1 If your client requires an age and amount APS or has a known medical history, expedite the ordering of the APS by completing this form. Full Name of Proposed Insured Date of Birth Social Security Number List name, address and phone number of all other physicians, and of health care providers, medical facilities, or hospitals visited or referred to in the past 5 years: Physician / Facility #1 (Primary physician if applicable) Physician or Facility Name Address Phone number ( ) Date of last visit: / / Reason for visit: Treatment or medication provided: Medical condition being followed by this Physician/Facility: Physician / Facility #2 Physician or Facility Name Address Phone number ( ) Date of last visit: / / Reason for visit: Treatment or medication provided: Medical condition being followed by this Physician/Facility: Physician / Facility #3 Physician or Facility Name Address Phone number ( ) Date of last visit: / / Reason for visit: Treatment or medication provided: Medical condition being followed by this Physician/Facility: List all medications, both prescribed and over the counter, not listed above, taken on a regular basis within the last 2 years: Medication Reason Date 22313.100

*AGTSTMT~01* AGENT STATEMENT Not Part of the Application Primary Proposed Insured First Name Middle Name Last Name 1. Licensing and Jurisdiction Plan Date of application / / In which state did the Owner/Applicant sign the application? In which state does the Owner/Applicant reside? In which state is the Owner/Applicant employed? Was the Owner/Applicant’s signature obtained by mail? Yes No In which state did the Primary Insured sign the application? In which state does the Primary Insured reside? Was the Primary Insured’s signature obtained by mail? Yes No Was the application Part 1 and where applicable Part 2 completed in an In which state will the policy be delivered? in-person interview with the insured present? Yes No Will policy be delivered by mail? Yes No 2. Customer Verification (Complete for all Owners) Per Federal Regulations, please affirm which acceptable proof of identification was presented by the Owner(s) of the contract at the time of application. Documentation must not be expired. For an Individual, documentation must be an original - a photocopy of the document is NOT valid. Owner’s Name: Individual: Driver’s License Passport Government or State Issued Photo ID Must verify: Number Issuing Authority (Country or State) Expiration Date / / Business, Partnership, Corporation or Trust: Government Issued Business License Partnership Agreement Certified Articles of Incorporation Trust Agreement Date of Document / / Is the Corporation a sole proprietorship? Yes No Corporation Domicile (State or Country) To whom was the proof of identification presented? Agent Licensed Service Assistant If Owner’s TIN is pending at the time of application, the date the Owner applied for the TIN must be provided. / / For Additional Owners, identify each by name and provide all the above information for each (Type, Number, Expiration, etc.) or submit a separate Identification and Verification Form (22502). Military Sales Is the Owner/Applicant an active duty Service Member of the United States Armed Forces or a dependent family member of a Service Member? Yes No (If “Yes”, Notice to Military Service Members, form #22774, is required. Answer required only for individuals applying for new business.) In FL, NV, VA or VT, answer “Yes” even if the Service Member is not on active duty. Source of Funds Type of new plan: Fixed Life Variable Life Answer questions 1 and 2 for Fixed Life plan only. 1. Will the Owner/Applicant use proceeds from the redemption, surrender, withdrawal, loan, or sale of an existing variable life insurance policy, variable annuity contract, mutual fund, or other securities product to pay premiums on the proposed life insurance policy? Yes No 2. Will the Owner/Applicant use proceeds from a Reverse Mortgage to pay premiums on the proposed life insurance policy? Yes No (Source of Funds Form 22692 required if question 1 and/or question 2 is answered “Yes”) 3. ERISA Verification Are funds used to purchase the policy or pay premiums distributed or withdrawn from a tax-qualified plan or IRA? (other than using Required Minimum Distributions, RMD’s)? Yes No If yes, answer the following two questions: 1. Will these funds be used for the initial purchase or for ongoing premiums into an Asset Flex policy? Yes No 2. Will these funds be used in the purchase of a Guaranteed Period Certain Income Annuity (GPIA) that is used to fund an Asset Flex policy? Yes No Does the policy involve an employer/employee relationship (excluding EWL)? Yes No If yes, the policy will be treated as ERISA unless a signed Employer Policy Statement is submitted. Has an Employer Policy Statement been provided? Yes No If an Employer Policy Statement is not provided, provide the ERISA Plan or Arrangement Number: If an Employer Policy Statement is not provided, has the Employer signed and submitted an Employer Acknowledgement Form for Use of Gender-Based Rates? Yes No Does this policy involve a Collateral Assignment Split Dollar arrangement with a Credit Union? Yes No 4. How Well Known How well do you know the Primary Insured? (Select one) Approached by Primary Insured Casually, for years Met on solicitation Worksite relationship Well, for years Referral from NYL Agent Relative (relationship) Self If this sale is a result of a lead you received from New York Life, please provide the lead source. (Name of campaign) For AARP A2O Agents, did this sale result from use of the AARP co-brand? Yes No If “Yes”, include proposed insured’s AARP Membership number 107.100 ICC

A G T S T M T 0 2

5. Purpose *(Select all that apply)*

- ☐ Buy/Sell
- ☐ Charitable/Non-Profit Giving
- ☐ Childcare Costs
- ☐ Creditor
- ☐ College Funding
- ☐ Estate Conservation
- ☐ Executive Bonus
- ☐ Final Expenses
- ☐ Gift to Child/Grandchild
- ☐ Income Replacement
- ☐ Key Employee
- ☐ Lock-in Insurability/Future Conversion Opportunity
- ☐ Mortgage Protection
- ☐ Non-Qualified Deferred Compensation
- ☐ Retirement Planning
- ☐ Split Dollar - Collateral Assignment
- ☐ Split Dollar - Endorsement
- ☐ Tax-Qualified Plan Purchase
- ☐ Other ________________

6. Policyowner Information *(Complete only if Owner is an Individual)*

Marital status: ☐ Married ☐ Domestic Partner ☐ Single ☐ Divorced ☐ Separated ☐ Widowed

Number of Dependents: (including spouse) __________ Ages ____________________ Is Policyowner a homeowner? ☐ Yes ☐ No

Household Income: ☐ None ☐ $20,000 and below ☐ $20,001 – $50,000 ☐ $50,001 – $75,000 ☐ $75,001 – $100,000 ☐ $100,001 – $175,000 ☐ $175,001 – $250,000 ☐ $250,001 – $500,000 ☐ $500,001 and above

7. Requirements Processing

Are you planning on using any of the following with this policy:

a) New York Life LIFT ☐ Yes ☐ No

b) Additional Offer Program (AOP) ☐ Yes ☐ No

If "AOP", provide company name______________________________ and policy number (if available)________________

c) Premium Deposit Account ☐ Yes ☐ No

d) Diversified Life Insurance Portfolio ☐ Yes ☐ No

Are there any family members/business partner applications being submitted? ☐ Yes ☐ No If "Yes", provide details below:

Name______________________________ Policy Number (if available)________________ DOB ________________

8. Additional Information

Did you as the agent observe any indications of physical or mental impairment, or observe any other conditions or details, that are inconsistent with any application response?

____

____

____

____

9. Compensation

Are you requesting advance commissions? *(If applicable)* ☐ Yes ☐ No

For plans with Choice Compensation: *(Select one)* ☐ 1) FYC only ☐ 2) FYC + Trailers ☐ 3) FYC + Expense Allowance ☐ 4) FYC - Levelized *(Available on Asset Flex only)*

10. Affirmations *(Complete this section for Variable Life sales only)*

Did you provide a copy of the NYLIFE Securities Customer Relationship Guide (CRG)? ☐ Yes ☐ No

Did you provide a copy of the Firms' Form Customer Relationship Summary (CRS) and on what date? ☐ Yes ☐ No

Delivered on ________________ (mm/dd/yyyy)

11. Declaration *("I" refers to the Soliciting Agent)*

I Declare that: a) the application was secured by me personally, and that I have no understanding or agreement with any other person or company, directly or indirectly, as to commissions or compensation on any policy or contract applied for, except as may be specified below; and b) I have not paid or allowed, and I agree that I will not hereafter pay or allow, either directly or indirectly, any compensation or commission other than below, or any rebate of premium in any manner to the Owner/Applicant I acknowledge and represent. (1) I, or an interpreter as indicated on the application, read each question on the application Part 1 and where applicable Part 2, and explained the provisions and limitations of the coverage applied for to the Proposed Insured, Owner/Applicant (if not the Proposed Insured) in English, or, as indicated on the application, in another language understood by the Proposed Insured and/or Owner/Applicant as applicable, and I accurately recorded his/her responses; (2) If prepayment was collected, I gave a receipt and explained coverage is provided only as stated in the Temporary Coverage Agreement and is limited in amount, and promptly submitted the prepayment to the Company; (3) All information provided on this statement, or in response to Company inquiries about the application or the Proposed Insured, is true and correct to the best of my knowledge and belief; (4) I have used only Company approved sales material in connection with this application; and copies of all materials used have been left with the Owner/Applicant and that (5) I gave any other required form(s), including **the information practices and privacy notices** on or before the date the application was signed.

Share %	Code No.	Print Last Name	Signature (Soliciting Agent)	Date
Share %	Code No.	Print Last Name	Signature (Optional)	☐ Receive NB21 Alerts?
Share %	Code No.	Print Last Name	Signature (Optional)	☐ Receive NB21 Alerts?

"OFFICE" Stamp Date Received Here

107.100 ICC

R E P L C M N T 0 1

IMPORTANT NOTICE: REPLACEMENT OF LIFE INSURANCE OR ANNUITIES

Important considerations if you are contemplating replacing your existing policy or annuity contract

A replacement may not be in your best interest, or your decision could be a good one. You should make a careful comparison of the costs and benefits of your existing policy or annuity contract and the proposed policy or annuity contract. One way to do this is to ask the company or producer that sold you your existing policy or annuity contract to provide you with information concerning your existing policy or annuity contract.

This may include an illustration of how your existing policy or annuity contract is working now and how it would perform in the future based on certain assumptions. Illustrations should not, however, be used as a sole basis to compare policies or annuity contracts. You should discuss the following with your producer to determine whether replacement or financing your purchase makes sense:

Premiums

- Are they affordable?
- Could they change?
- You're older—are premiums higher for the proposed new policy?
- How long will you have to pay premiums on the new policy? On the old policy?

Policy Values

- New policies usually take longer to build cash values and to pay dividends.
- Acquisition costs for the old policy may have been paid, you will incur costs for the new one.
- What surrender charges do the policies have?
- What expense and sales charges will you pay on the new policy?
- Does the new policy provide more insurance coverage?

Insurability

- If your health has changed since you bought your old policy, the new one could cost you more, or you could be turned down.
- You may need a medical exam for a new policy.
- Claims on most new policies for up to the first two years can be denied based on inaccurate statements.
- Suicide limitations may begin anew on the new coverage.

If you are keeping the old policy as well as the new policy

- How are premiums for both policies being paid?
- How will the premiums on your existing policy be affected?
- Will a loan be deducted from death benefits?
- What values from the old policy are being used to pay premiums?

If you are surrendering an annuity or interest sensitive life product

- Will you pay surrender charges on your old annuity contract?
- What are the interest rate guarantees for the new annuity contract?
- Have you compared the contract charges or other policy expenses?

Other issues to consider for all transactions

- What are the tax consequences of buying the new policy?
- Is this a tax-free exchange? (See your tax advisor)
- Is there a benefit from favorable "grandfathered" treatment of the old policy under the federal tax code?
- Will the existing insurer be willing to modify the old policy?
- How does the quality and financial stability of the new company compare with your existing company?

New York Life Insurance Company • 51 Madison Avenue • New York, NY 10010
New York Life Insurance and Annuity Corporation (A Delaware Corporation) • 51 Madison Avenue • New York, NY 10010
NYLIFE Insurance Company of Arizona (a subsidiary of New York Life) 4343 North Scottsdale Rd., Suite 220, Scottsdale, AZ 85251 • (not licensed in every state)

22190.100 CUSTOMER COPY

REPLCMNT 02

IMPORTANT NOTICE: REPLACEMENT OF LIFE INSURANCE OR ANNUITIES

This document must be signed by the Applicant and the Producer, and a copy left with the Applicant.

You are contemplating the purchase of a life insurance policy or annuity contract. In some cases the purchase may involve discontinuing or changing an existing policy or annuity contract. If so, a replacement is occurring. Financed purchases are also considered replacements.

A replacement occurs when a new policy or annuity contract is purchased and, in connection with the sale, you discontinue making premium payments on the existing policy or annuity contract, or an existing policy or annuity contract is surrendered, forfeited, assigned to the replacing insurer, or otherwise terminated or used in a financed purchase.

A financed purchase occurs when the purchase of a new life insurance policy involves the use of funds obtained by the withdrawal or surrender of or by borrowing some or all of the policy values, including accumulated dividends, of an existing policy, to pay all or part of any premium or payment due on the new policy. A financed purchase is a replacement.

You should carefully consider whether a replacement is in your best interest. You will pay acquisition costs and there may be surrender costs deducted from your policy or annuity contract. You may be able to make changes to your existing policy or annuity contract to meet your insurance needs at less cost. A financed purchase will reduce the value of your existing policy and may reduce the amount paid upon the death of the insured.

We want you to understand the effects of replacement before you make your purchase decision and ask that you answer the following questions and consider the questions on the reverse side of this form.

1. Do you own any existing life insurance policies or annuity contracts? ***(If "Yes", complete questions 2, 3 and 4 below. If "No", do not answer questions 2, 3 and 4.)*** ☐ yes ☐ no
2. Are you considering discontinuing making premium payments, surrendering, forfeiting, assigning to the insurer, or otherwise terminating your existing policy or annuity contract? ☐ yes ☐ no
3. Are you considering using funds from your existing policies or annuity contracts to pay premiums due on the new policy or annuity contract? ☐ yes ☐ no
4. Is the life insurance policy or annuity contract for which you are applying, to be the result of a 1035 exchange? ☐ yes ☐ no

If you answered "Yes" to questions 2, 3, or 4, list each existing policy or annuity contract you are contemplating replacing. Also identify for each policy whether it will be replaced, used as a source of financing or replaced in conjunction with a 1035 exchange. ***(If additional space is required, complete another form.)***

Name of Insurance Company ______ Name of Insured or Annuitant ______	Policy or Annuity Contract # ______ ☐ Replaced ☐ 1035 Exchange ☐ Financed
Name of Insurance Company ______ Name of Insured or Annuitant ______	Policy or Annuity Contract # ______ ☐ Replaced ☐ 1035 Exchange ☐ Financed
Name of Insurance Company ______ Name of Insured or Annuitant ______	Policy or Annuity Contract # ______ ☐ Replaced ☐ 1035 Exchange ☐ Financed
Name of Insurance Company ______ Name of Insured or Annuitant ______	Policy or Annuity Contract # ______ ☐ Replaced ☐ 1035 Exchange ☐ Financed

Make sure you know the facts. Contact your existing company or its producer for information about the old policy or annuity contract. At your request, the existing insurer must send you an in-force illustration, policy summary or available disclosure documents. Ask for and retain all sales material used by the producer in the sales presentation. Be sure that you are making an informed decision.

The existing policy(ies) or annuity contract(s) is/are being considered for replacement because ______

______

______

I do not want this notice read aloud to me. ______ *(Applicant must initial only if they do not want the notice read aloud.)*

I certify that the responses herein are, to the best of my knowledge, accurate:

Applicant's Signature	Applicant's Name (Printed)	Date
X	X	

Producer Acknowledgement: By reason of this transaction, is replacement involved? ☐ yes ☐ no

Producer's Signature	Producer's Name (Printed)	Date
X	X	

"OFFICE" Stamp Date Received Here

22190.100

CUSTOMER COPY

REPLCMNT 01

IMPORTANT NOTICE: REPLACEMENT OF LIFE INSURANCE OR ANNUITIES

Important considerations if you are contemplating replacing your existing policy or annuity contract

A replacement may not be in your best interest, or your decision could be a good one. You should make a careful comparison of the costs and benefits of your existing policy or annuity contract and the proposed policy or annuity contract. One way to do this is to ask the company or producer that sold you your existing policy or annuity contract to provide you with information concerning your existing policy or annuity contract.

This may include an illustration of how your existing policy or annuity contract is working now and how it would perform in the future based on certain assumptions. Illustrations should not, however, be used as a sole basis to compare policies or annuity contracts. You should discuss the following with your producer to determine whether replacement or financing your purchase makes sense:

Premiums

- Are they affordable?
- Could they change?
- You're older—are premiums higher for the proposed new policy?
- How long will you have to pay premiums on the new policy? On the old policy?

Policy Values

- New policies usually take longer to build cash values and to pay dividends.
- Acquisition costs for the old policy may have been paid, you will incur costs for the new one.
- What surrender charges do the policies have?
- What expense and sales charges will you pay on the new policy?
- Does the new policy provide more insurance coverage?

Insurability

- If your health has changed since you bought your old policy, the new one could cost you more, or you could be turned down.
- You may need a medical exam for a new policy.
- Claims on most new policies for up to the first two years can be denied based on inaccurate statements.
- Suicide limitations may begin anew on the new coverage.

If you are keeping the old policy as well as the new policy

- How are premiums for both policies being paid?
- How will the premiums on your existing policy be affected?
- Will a loan be deducted from death benefits?
- What values from the old policy are being used to pay premiums?

If you are surrendering an annuity or interest sensitive life product

- Will you pay surrender charges on your old annuity contract?
- What are the interest rate guarantees for the new annuity contract?
- Have you compared the contract charges or other policy expenses?

Other issues to consider for all transactions

- What are the tax consequences of buying the new policy?
- Is this a tax-free exchange? (See your tax advisor)
- Is there a benefit from favorable "grandfathered" treatment of the old policy under the federal tax code?
- Will the existing insurer be willing to modify the old policy?
- How does the quality and financial stability of the new company compare with your existing company?

New York Life Insurance Company • 51 Madison Avenue • New York, NY 10010
New York Life Insurance and Annuity Corporation (A Delaware Corporation) • 51 Madison Avenue • New York, NY 10010
NYLIFE Insurance Company of Arizona (a subsidiary of New York Life) 4343 North Scottsdale Rd., Suite 220, Scottsdale, AZ 85251 • (not licensed in every state)

22190.100

R E P L C M N T 0 2

IMPORTANT NOTICE: REPLACEMENT OF LIFE INSURANCE OR ANNUITIES

This document must be signed by the Applicant and the Producer, and a copy left with the Applicant.

You are contemplating the purchase of a life insurance policy or annuity contract. In some cases the purchase may involve discontinuing or changing an existing policy or annuity contract. If so, a replacement is occurring. Financed purchases are also considered replacements.

A replacement occurs when a new policy or annuity contract is purchased and, in connection with the sale, you discontinue making premium payments on the existing policy or annuity contract, or an existing policy or annuity contract is surrendered, forfeited, assigned to the replacing insurer, or otherwise terminated or used in a financed purchase.

A financed purchase occurs when the purchase of a new life insurance policy involves the use of funds obtained by the withdrawal or surrender of or by borrowing some or all of the policy values, including accumulated dividends, of an existing policy, to pay all or part of any premium or payment due on the new policy. A financed purchase is a replacement.

You should carefully consider whether a replacement is in your best interest. You will pay acquisition costs and there may be surrender costs deducted from your policy or annuity contract. You may be able to make changes to your existing policy or annuity contract to meet your insurance needs at less cost. A financed purchase will reduce the value of your existing policy and may reduce the amount paid upon the death of the insured.

We want you to understand the effects of replacement before you make your purchase decision and ask that you answer the following questions and consider the questions on the reverse side of this form.

1. Do you own any existing life insurance policies or annuity contracts? ***(If "Yes", complete questions 2, 3 and 4 below. If "No", do not answer questions 2, 3 and 4.)*** ❑ yes ❑ no
2. Are you considering discontinuing making premium payments, surrendering, forfeiting, assigning to the insurer, or otherwise terminating your existing policy or annuity contract? ❑ yes ❑ no
3. Are you considering using funds from your existing policies or annuity contracts to pay premiums due on the new policy or annuity contract? ❑ yes ❑ no
4. Is the life insurance policy or annuity contract for which you are applying, to be the result of a 1035 exchange? ❑ yes ❑ no

If you answered "Yes" to questions 2, 3, or 4, list each existing policy or annuity contract you are contemplating replacing. Also identify for each policy whether it will be replaced, used as a source of financing or replaced in conjunction with a 1035 exchange. ***(If additional space is required, complete another form.)***

Name of Insurance Company ____________ Name of Insured or Annuitant ____________	Policy or Annuity Contract # ________ ❑ Replaced ❑ 1035 Exchange ❑ Financed
Name of Insurance Company ____________ Name of Insured or Annuitant ____________	Policy or Annuity Contract # ________ ❑ Replaced ❑ 1035 Exchange ❑ Financed
Name of Insurance Company ____________ Name of Insured or Annuitant ____________	Policy or Annuity Contract # ________ ❑ Replaced ❑ 1035 Exchange ❑ Financed
Name of Insurance Company ____________ Name of Insured or Annuitant ____________	Policy or Annuity Contract # ________ ❑ Replaced ❑ 1035 Exchange ❑ Financed

Make sure you know the facts. Contact your existing company or its producer for information about the old policy or annuity contract. At your request, the existing insurer must send you an in-force illustration, policy summary or available disclosure documents. Ask for and retain all sales material used by the producer in the sales presentation. Be sure that you are making an informed decision.

The existing policy(ies) or annuity contract(s) is/are being considered for replacement because ____________

____

____

I do not want this notice read aloud to me. ________ *(Applicant must initial only if they do not want the notice read aloud.)*

I certify that the responses herein are, to the best of my knowledge, accurate:

Applicant's Signature	Applicant's Name (Printed)	Date
X	X	

Producer Acknowledgement: By reason of this transaction, is replacement involved? ❑ yes ❑ no

Producer's Signature	Producer's Name (Printed)	Date
X	X	

"OFFICE" Stamp Date Received Here

22190.100

PART 1 01

INDIVIDUAL LIFE INSURANCE APPLICATION (PART 1) TO:

NEW YORK LIFE

☐ **NEW YORK LIFE INSURANCE COMPANY (NYLIC)** 51 Madison Avenue, New York, NY 10010
☐ **NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC)** (A Delaware Corporation) 51 Madison Avenue, New York, NY 10010
☐ **NYLIFE INSURANCE COMPANY OF ARIZONA (NYLAZ) (Not Licensed in Every State)** 14850 N. Scottsdale Road, Suite 400, Scottsdale, AZ 85254

Policy No. ____________

☐ New Application ☐ Paid Change Request ☐ Additional Offer Program **Complete Part 2 via TeleApp** ☐ Yes ☐ No
☐ Amend Application ☐ Attained Age Term Conversion ☐ Add Rider Exercise rider: ☐ PPO ☐ SPO ☐ SPPO ☐ GIR
☐ Reinstatement ☐ Original Age Term Conversion ☐ Reinstate OPP ☐ GIR Face Increase ☐ IER

A. Primary Proposed Insured

First Name | Middle Name | Last Name | Prior Last Name | Suffix | ☐ Male ☐ Female | Date of Birth (mm/dd/yyyy)

Residence: Street (P.O. Box Not Permitted) | City | State | Country | Zip Code

☐ Social Security No. or ☐ Tax ID No. ☐ Applied for | Driver's License No. | State | ☐ None – Not of legal driving age ☐ None – Other (Provide details in Section M)

Is the Proposed Insured a U.S. citizen or U.S. resident alien taxpayer? ☐ Yes ☐ No | Immigration Visa or Work Authorization *(If other than a US citizen)* Type | Number | Expiration: Month/Year | ☐ None - Provide details in Section M

Country of Citizenship ☐ U.S. ☐ Other____________ | Country of Birth ☐ U.S. ☐ Other____________ | State of Birth | How Long Living in the USA? ☐ Since Birth **or** ________Years ________Months

Occupation | Is the Proposed Insured a business owner? ☐ Yes ☐ No

Employer Name: | Street | City | State | Country | Zip Code

If age 18 or over, has the Proposed Insured ever used tobacco, nicotine or any nicotine substitution product in any form? ☐ Yes ☐ No
If "Yes", provide type(s), frequency and date of last use for each ____________

B. Contact Information

Provide at least one phone number and check box for the Proposed Insured's preferred contact number:
☐ Cell (______) ____________ ☐ Home (______) ____________ ☐ Business (______) ____________
Best Time to Call: ☐ Morning ☐ Midday ☐ Evening Time zone: ☐ EST ☐ CST ☐ MST ☐ PST ☐ AST ☐ HST
Requested TeleApp Language (if other than English) ____________ E-mail Address: ____________

Special instructions or hearing impaired service required: ____________

Was the sales interview conducted ***entirely*** in English? ☐ Yes ☐ No
If "No", what language(s) and dialect(s) was/were the sales interview conducted in? Language____________ Dialect____________

Who acted as interpreter? ☐ Agent ☐ Other: | First Name | Last Name | Relationship to Proposed Insured

C. Owner/Applicant *(if not Primary Insured)*

For all ownership types, name, address, and tax identification information is required. UTMA/UGMA requires Custodian's information to be provided.
Type: ☐ Individual ☐ Trust ☐ Corporation ☐ Partnership ☐ Charitable Organization ☐ UTMA/UGMA (Provide Custodian's information below)

Owner/Custodian First Name | Middle Name | Last Name | Suffix | ☐ Male ☐ Female | Date of Birth (mm/dd/yyyy)

Residence: Street (P.O. Box Not Permitted) | City | State | Country | Zip Code

Telephone Number ☐ Cell ☐ Home ☐ Business ( ) | E-mail Address | ☐ Social Security No. or ☐ Tax ID No. ☐ Applied for

Relationship to Proposed Insured | Country of Citizenship ☐ U.S. **or** ____________

Is the Owner a U.S. citizen or U.S. resident alien taxpayer? ☐ Yes ☐ No (Complete only for Individual or Minor under UTMA/UGMA)

Immigration Visa or Work Authorization *(If other than a US citizen)* Type | Number | Expiration: Month Year | ☐ None - Provide details in Section M

Occupation | Does the Primary Owner own a business? ☐ Yes ☐ No | Income | Net Worth

Trust
Name of Trust ____________ Date of Trust ____________
State where Trust established ____________ Name of Trustee(s)____________
Relationship of Trustee(s) to Proposed Insured ____________ Beneficiary(ies) of Trust ____________
Relationship of Trust Beneficiary(ies) to Proposed Insured ____________

Uniform Transfers to Minors (UTMA/UGMA)
Name of Minor: First | Middle | Last | Suffix | Minor's Date of Birth (mm/dd/yyyy)

UTMA/UGMA for the state of | Minor's Relationship to Proposed Insured | ☐ Minor's Social Security No. or ☐ Tax ID No. ☐ Applied for

ICC17-217-500 1

PART 1 02

C. Owner/Applicant *(continued)*

Multiple Owners (Unless otherwise specified in Section M, ownership will be joint with right of survivorship.)
First Name | Middle Name | Last Name | Suffix | Date of Birth (mm/dd/yyyy)

Residence: Street (P.O. Box Not Permitted) | City | State | Country | Zip Code

Telephone Number ( ) | E-mail Address | ☐ Social Security No. or ☐ Tax ID No. ☐ Applied for

Relationship to Proposed Insured | Country of Citizenship ☐ U.S. **or** ________

Immigration Visa or Work Authorization *(If other than a US citizen)* Type | Number | Expiration: Month________ Year________

Successor Owner ☐ Proposed Insured
First Name | Middle Name | Last Name | Suffix | Relationship to Proposed Insured

Residence: Street (P.O. Box Not Permitted) | City | State | Country | Zip Code

☐ Social Security No. or ☐ Tax ID No. ☐ Applied for | Telephone Number | E-mail Address | Date of Birth (mm/dd/yyyy)

D. Payer *(if not Proposed Insured)*

Same as ☐ Owner
First Name | Middle Name | Last Name | Suffix | ☐ Social Security No. or ☐ Tax ID No. ☐ Applied for

Residence: Street (P.O. Box Not Permitted) | City | State | Country | Zip Code | Relationship to Proposed Insured

Relationship to Owner (if other than Proposed Insured) | Date of Birth (mm/dd/yyyy)

E. Mode, Policy Date, Premium Financing, Qualified Plans, Premium Notices and Other Requests
(All modes not available on every plan or product)

Billing Frequency: ☐ Monthly ☐ Quarterly ☐ Semi-Annual ☐ Annual ☐ Single Sum

Payment Type: ☐ Automatic Withdrawals (EFT) ☐ Direct Bill ☐ Government Allotment ☐ NYLIFE Securities

For automatic withdrawals complete the attached My Payment Preferences form. For NYL-A-Plan, complete form 21237 and 21242. For Government Allotment, use form 16513.

☐ NYL-A-Plan #________ ☐ List Bill # ________ ☐ MainStay # ________

Chosen Policy Date _____/_____/_____ Preliminary term to _____/_____/_____ (available on WL, MPWL and CWL only)

Policy Transfers/Premium Financing

1. Does the Proposed Insured or Owner plan to transfer any right, title, or ownership interest in the policy being applied for to a third party, or has any of these parties ever transferred any rights, title or ownership in any life insurance policy to a third party? ☐ Yes ☐ No
2. Is any part of the premium for this policy being financed by a third party, or has the Proposed Insured or Owner been offered any compensation, including "free life insurance," as an incentive to obtain a policy? ☐ Yes ☐ No
3. Has the Proposed Insured or Owner, within the past twelve months, authorized any third party to have a life settlement or viatical company review their personal medical status? ☐ Yes ☐ No

If "Yes" to #1, #2 or #3, provide details in Section M.

Qualified Plans: ☐ 401(k) ☐ 401(a) ☐ 412(e)(3) ☐ Keogh ☐ 457 ☐ Profit Sharing ☐ Defined Benefit ☐ Pension Option ☐ ________

Other Requests: ☐ Non-transfer Option

Split Dollar: ☐ Endorsement Split Dollar

☐ Send Premium notice to Owner's other US address:

Street ________ City ________ State ________ Zip Code ________

☐ Send past due premium/potential lapse of coverage notices to secondary addressee designated by Owner.

Name ________ Street ________

City ________ State ________ Zip Code ________ Telephone No. ________

ICC17-217-500 2

F. Proposed Insured's Beneficiary

☐ Same as Owner ☐ Family Protection Standard Beneficiary Designation (includes Additional Insured and Children)

Named Beneficiaries (indicate class as 1st/Primary, 2nd/Secondary, etc.) ☐ Per Stirpes (Can only be checked if all beneficiaries are individuals)

Class	Full Name (First, Middle, Last)	Date of Birth (mm/dd/yyyy)	Social Security No./ Tax ID No.	Relationship to Proposed Insured	Share
______	______	______	______	______	______
	Address & Phone # ______			☐ Same as Proposed Insured	
______	______	______	______	______	______
	Address & Phone # ______			☐ Same as Proposed Insured	
______	______	______	______	______	______
	Address & Phone # ______			☐ Same as Proposed Insured	
______	______	______	______	______	______
	Address & Phone # ______			☐ Same as Proposed Insured	

Trust

Name of Trust ______ Date of Trust ______ State where Trust established ______

Name, Address & Phone # of Trustee(s) ______

Relationship of Trustee(s) to Proposed Insured ______ Beneficiary(ies) of Trust ______

Relationship of Trust Beneficiary(ies) to Proposed Insured ______

Uniform Transfers to Minors (UTMA/UGMA)

Name, Address & Phone # of Custodian ______ as custodian for

Name of Minor ______ UTMA/UGMA for the state of ______

Minor's Date of Birth (dd/mm/yyyy) ______ Minor's Social Security Number ______

Minor's Relationship to Proposed Insured ______

G. Current Health and Payment Information. If "Yes" to any question below, do not collect deposit premium.

If "Yes" to any question below, provide Proposed Insured name(s) and details, including name and address of physician or health care provider in Section M.

Has/Have any Proposed Insured(s):

1. Within the last 90 days, been recommended by a physician or other medical practitioner to undergo diagnostic procedures (excluding HIV tests) or tests for any symptoms, illnesses or conditions? ☐ Yes ☐ No
2. Within the last 2 years, been diagnosed, treated for, or had treatment recommended by a physician or other medical practitioner for cancer (excluding non-melanoma related skin cancers), heart attack, stroke, alcohol or drug use? ☐ Yes ☐ No
3. Within the last 2 years, been unable to work, unable to attend school, or unable to perform normal activities for 30 days or more? ☐ Yes ☐ No
4. Within the last 2 years, been admitted to a hospital or other medical facility for more than 2 consecutive days? ☐ Yes ☐ No
5. Complete the following questions for any Proposed Insureds actual age **24 months old or younger** (except for children under CI Rider and Family Protection Plan):
   (a) Was the child born prematurely (less than 37 weeks gestation)? ☐ Yes ☐ No
   (b) Was the child's birth weight less than 5 pounds (2.27 kilograms)? ☐ Yes ☐ No
   (c) Has the child required hospitalization or been diagnosed by a member of the medical profession for a birth injury, congenital disorder, deformity, heart murmur, developmental delay, intellectual disability, or accidental injury? ☐ Yes ☐ No

Total amount paid (base plan only) $ ______ Initial payment source: ☐ EFT ☐ Cash ☐ Check ☐ Bank Check ☐ Money Order ☐ NYL-A-Plan

ICC17-217-500 3

P A R T 1 0 4

H. Coverage Information

Key:

ADB	Accidental Death Benefit Rider	LBR	Accelerated Death Benefit Rider for Terminal Illness (Living Benefits Rider)	PPO	Policy Purchase Option Rider
CCR	Chronic Care Rider			ROP	Return Of Premium Rider
CI	Children's Insurance Rider	LCTR	Level Convertible Term Insurance Rider	SLTR	Survivorship Level Term Rider
CPB	Child's Protection Benefit Rider	LER	Life Extension Benefit Rider	STR	Supplementary Term Rider
DOT	Dividend Option Term Rider	LFD	Level First to Die Term Rider	WP	Disability Waiver of Premium Rider
ECPO	Extension Of Conversion Privilege Option	LPBR	Lapse Protection Benefit Rider	WSP	Waiver of Specified Premium Rider
GIR	Guaranteed Insurability Rider	MDW	Monthly Deduction Waiver Rider	YCTR	Yearly Renewable Convertible Term Insurance Rider
GMAB	Guaranteed Minimum Accumulation Benefit Rider	OPP	Option to Purchase Paid-Up Insurance Rider		
		PPB	Payer's Protection Benefit Rider		

Whole Life Products - New York Life Insurance Company

☐ **Whole Life (WL)** ☐ **Custom Whole Life (CWL)** ☐ **Custom Survivorship Whole Life (CSWL)**

Face Amount: $ ____________
Premium: $ ____________
☐ Automatic Premium Loan

Dividend Option: *(select one)*
☐ Accumulation
☐ Premium
☐ Cash
☐ Paid-Up Additions

Premium Pay Years: ____________
☐ 10 Yrs *(CSWL only)*
☐ 20 Yrs *(CSWL only)*
☐ 30 Yrs *(CSWL only)*
☐ Pay to Age 100 *(WL & CSWL only)*

WL/CWL Riders:
☐ WP
☐ ADB: $____________
☐ CCR Benefit Pool $__________
CCR Monthly Benefits: ☐ 25 Months (4%) ☐ 50 Months (2%) ☐ 100 Months (1%)
☐ CPB
☐ PPO: $____________
☐ PPB
☐ DOT: $______________Years_______
☐ Level DOT with OPP *(Only if DOT is selected)*
☐ LBR
☐ OPP:
Billable OPP $____________
EFT OPP $____________
Unscheduled *(Lump Sum)* OPP $____________
☐ LCTR: ____________ PI $____________
☐ LCTR: ____________ OCI 1 $____________
☐ LCTR: ____________ OCI 2 $____________
☐ YCTR: PI $____________
☐ YCTR: OCI $____________

CSWL Riders:
☐ WP 1st Insured
☐ WP 2nd Insured
☐ LFD (1st to Die) $__________
☐ SLTR (2nd to Die) $__________
☐ DOT: $______________Years_______
☐ Level DOT with OPP *(Only if DOT is selected)*
☐ LBR
☐ OPP:
Billable OPP $____________
EFT OPP $____________
Unscheduled *(Lump Sum)* OPP $____________

Term Life Products - New York Life Insurance Company

☐ **Yearly Convertible Term (YCT)**
Face Amount: $ ____________

☐ **Level Premium Convertible Term (LCT)**
Face Amount:$ ____________
______Year Guaranteed Level Premium
Premium $____________
☐ ECPO *(Only for LCT 11-20)*

☐ **One Year Non-Renewable Term (OYNRT)**
Face Amount: $ ____________

☐ **Million Plus Level Term (MPT)**
Face Amount: $ ____________
Premium Amount: $ ____________

Dividend Option: *(select one)*
☐ Accumulation
☐ Premium
☐ Cash

YCT Riders:
☐ WP
☐ ADB $____________
☐ LBR
☐ PPO $____________
☐ YCTR PI $____________
☐ YCTR OCI 1 $____________
☐ YCTR OCI 2 $____________

LCT/MPT Riders:
☐ WP
☐ ADB $____________
☐ LBR
☐ PPO $____________
☐ YCTR PI $____________
☐ YCTR OCI 1 $____________
☐ YCTR OCI 2 $____________
☐ LCTR________PI $____________
☐ LCTR________OCI 1 $____________
☐ LCTR________OCI 2 $____________

ICC17-217-500 4

PART 1 05

H. Coverage Information *(continued)*

Term Life Product - New York Life Insurance and Annuity Corporation

☐ One Year Non-Renewable Term *(No riders available)* Face Amount: $____________

Universal Life Products - New York Life Insurance and Annuity Corporation

☐ Custom UL Guarantee (CULG) Planned Premium $ ________ Additional First Year Premium $ ________ Planned Premium Paying Period:________	☐ Universal Life (UL) ☐ Protection Up to Age 90 ☐ Survivorship Universal Life (SUL)	☐ Advantage Universal Life (UL) ☐ Advantage Protection Up to Age 90 ☐ Advantage Survivorship Universal Life (SUL)
Face Amount: $ ________	*All products except CULG:* Planned Premium $ ________ Initial Premium $ ________ ☐ Auto-Adjusted Billing	Life Insurance Option: ☐ Option 1: Level ☐ Option 2: Increasing (Not available for CULG)
CULG Riders: ☐ MDW ☐ LBR ☐ CCR Benefit Pool $________ CCR Monthly Benefits: ☐ 25 Months (4%) ☐ 50 Months (2%)	UL/Protection Up to Age 90 (and Advantage Versions) ☐ MDW ☐ LBR ☐ LPBR *(Not available with ROP)* ☐ ROP *(Only available with Life Insurance Option 1, Not available with LPBR)* ☐ ADB $________ ☐ CCR Benefit Pool $________ CCR Monthly Benefits: ☐ 25 Months (4%) ☐ 50 Months (2%) *(CCR only available with Life Insurance Option 1)*	SUL, Advantage SUL Riders: ☐ LFD (1st to Die) $________ ☐ SLTR (2nd to Die) $________ ☐ LBR ☐ ROP

Variable Universal Life Products - New York Life Insurance and Annuity Corporation

☐ Variable Universal Life (VUL)

Face Amount $________ Planned Premium $ ________ Initial Premium $________	IRC Sec. 7702 Option: ☐ Cash Value Accumulation Test ☐ Guideline Premium Test	Life Insurance Option: ☐ Option 1: Level ☐ Option 2: Increasing

VUL Riders:

☐ MDW	☐ LBR	☐ ROP *(Only available with Life Insurance Option 1)*
☐ WSP	☐ ADB $________	☐ GMAB
☐ GIR $________		

Linked-Benefit Life/Long Term Care Products - New York Life Insurance and Annuity Corporation

☐ Asset Flex

Planned Premium $ ________ ☐ Single Pay ☐ 5 Pay ☐ 10 Pay ☐ 15 Pay ☐ Pay-to-65

Additional First Year Premium: $________

Return of Premium (ROP): ☐ 80% ☐ Vested *(Available with Single Pay only)* ☐ 100% *(Available with Multi-Pay only)*

☐ Inflation Protection Riders:
☐ Automatic Compounding Inflation Option ☐ 3%
☐ Future Inflation Purchase Option

LTC Acceleration Benefit Duration:
☐ 2 Years ☐ 3 Years

Linked-Benefit Life/LTC Product Riders:
☐ Extension of Benefits (EOB) Rider: Benefit Duration: ☐ 2 Years ☐ 4 Years
☐ EOB Nonforfeiture Rider *(Not available unless EOB rider is selected)*

New York Life Wealth Plus Products

☐ Secure Wealth Plus (New York Life Insurance Company)

Planned Modal Premium: $________

☐ Automatic Premium Loan

Dividend Option: *(select one)*
☐ Accumulation
☐ Premium
☐ Cash
☐ Paid-Up Additions

Secure Wealth Plus Riders:
☐ WP
☐ LBR
☐ CPB
☐ PPB

☐ OPP:
Billable OPP $________
EFT OPP $________
Unscheduled *(Lump Sum)* Opp $________

☐ DOT
DOT Target Face Amount $________ Years________
☐ Level DOT with OPP *(Only if DOT is selected)*

☐ Market Wealth Plus (New York Life Insurance and Annuity Corporation)

Planned Premium $________

Initial Out of Pocket Dump In $________

MarketWealth Plus Riders:
☐ LBR

Premium Paying Years:
☐ 5 years
☐ 6 years
☐ 7 years
☐ 8 years
☐ 9 years
☐ 10 years
☐ Other _____ years

ICC17-217-500 5

PART 1 06

H. Coverage Information *(continued)*

Executive Benefits - New York Life Insurance and Annuity Corporation

☐ CorpExec VUL (CEVUL Plus) ☐ Bank-Owned Life Insurance (BOLI Plus)

Face Amount $ / Billing Frequency	IRC Sec. 7702 Option	Life Insurance Option	BOLI Plus Rider
Face Amount $________ Billing Frequency: ☐ Annual ☐ Quarterly ☐ Semi-Annual ☐ Single	IRC Sec. 7702 Option: ☐ Cash Value Accumulation Test ☐ Guideline Premium Test *(if applicable)*	Life Insurance Option: ☐ Option 1: Level ☐ Option 2: Increasing ☐ Option 3: Face Amount plus Adjusted Premium *(if applicable)*	BOLI Plus Rider: ☐ Claim Account Rider

Premium Paid at Issue:$__________ Year 2: $ __________ Year 5: $ __________ Year 8: $ __________

Planned Premium in Year 1:$__________ Year 3: $ __________ Year 6: $ __________ Year 9: $ __________

Planned Premium in Years 2-10 Year 4: $ __________ Year 7: $ __________ Year 10: $ __________

Year 11+: ☐ Yes ☐ No

Policy Charge Option Selection (CEVUL Plus) *Select One*

For Non-natural Persons (company- and entity owned): ☐ A ☐ B ☐ C ☐ D ☐ E

The Policy Charge Option determines the amount, timing and relative allocation between and among certain charges assessed under the Policy. It will also determine the Fixed Account Crediting Rate and the Cumulative Premium Expense Charge that will affect the amount of the Cash Value and the ACSV, respectively. Differences between Policy Charge Options may impact the Cash Value and the Life Insurance Proceeds you receive under the Policy. For Company- and entity owned policies, you should evaluate multiple illustrations before selecting one of the above Policy Charge Options. Please refer to the Prospectus for more details on the differences between the Policy Charge Options and their respective impact on your Policy's Cash Value. Once your Policy has been issued, you may not change the Policy Charge Option you selected.

Alternate and Additional Policy Requests

☐ Alternate ☐ Additional

Plan: __________ Face Amount: $ __________

Rider: __________ Rider Amount: $ __________

Dividend Option *(NYLIC Only)*: __________ CWL Premium Pay Years: __________

Amount Paid: *(Additional Only)* $ __________

Instructions/Changes to Part 1 sections: __________

I. Other Coverage Information

Do any Proposed Insured(s) have inforce or pending Life Insurance coverage? ☐ Yes ☐ No *(If "Yes", provide details for each Proposed Insured below)*

Insured's Name	Inforce	Pending	Company	Amount	Personal	Business
	☐	☐		$	☐	☐
	☐	☐			☐	☐
	☐	☐			☐	☐
	☐	☐			☐	☐

If "Pending" is checked off above, what is the total amount of pending coverage, excluding New York Life, that will be placed with all companies for each insured? $__________ Use Section M for additional details.

If Proposed Insured is under age 18 years, complete the following questions.

1. Amount of inforce insurance on each parent or guardian: Parent/Guardian 1: $__________ ☐ None Parent/Guardian 2: $__________ ☐ None
   (If the coverage on any parent/guardian is less than the Proposed Insured's in-force and pending coverage provide details in Section M.)
2. (a) Is the Proposed Insured an only child? ☐ Yes ☐ No (If "No" complete 2 (b) below)
   (b) Are all other children in the family insured or to be insured for an amount at least equal to that on the Proposed Insured? ☐ Yes ☐ No
   (If "No", provide details in Section M)

J. Business and Creditor Insurance/Charitable Giving

Question 1 must be completed for all Business/Creditor Insurance and sections 2, 3, 4 as applicable. If more space is needed, use Section M, Additional Details.

1. **Will an employer, including a partnership, be the owner and beneficiary of the insurance applied for on the life of an employee or partner?** ☐ Yes ☐ No
   ("Employer" includes related parties, such as an affiliate of the business.) If "Yes", the Proposed Insured must acknowledge the following statement by initialing the space provided below.
   I, the Proposed Insured, acknowledge and agree that: (1) my employer intends to insure my life; (2) I have been notified of the amount of insurance applied for on my life; (3) my employer will be a beneficiary of any policy proceeds payable upon my death; and (4) coverage may continue after my employment terminates.
   Proposed Insured's initials here: _____
   Notice to Owner: If "Yes" is checked above, you may be subject to IRS record keeping and annual reporting requirements relating to employer-owned life insurance contracts. Please consult with your tax advisor.
2. (a) For **BUY/SELL**, what is the net income $ __________ and market value $__________ of the business?
   (b) Does insured(s) have ownership in the business? If "Yes", list all owners and percent of ownership for each (for survivorship policy, list each insured and provide ownership percentage for each). __________ ☐ Yes ☐ No
   ____
   (c) Are all owners being insured? Provide details and amounts. __________ ☐ Yes ☐ No
   ____

ICC17-217-500 6

J. Business and Creditor Insurance/Charitable Giving (continued) 3. (a) For KEY EMPLOYEE, provide reason why employee is key to the organization, including employee’s title, occupation, duties, and length of time employed. (b) Are all Key Employees being insured? Provide details and amounts. Yes No 4. For CREDITOR COVERAGE, what is the loan amount $ , term (years) (months), and purpose? Purpose If creditor requires collateral assignment, include completed collateral assignment with application. 5. When CHARITABLE OR NON-PROFIT BENEFICIARIES are listed in section F: indicate the number of prior years donations were made , and the amount contributed annually? $ K. Term Conversion Sections A, C, D, E, F and H of the application are also required for contractual conversions. For non-contractual conversions or changes, underwriting is required. First Policy to be Converted a. Policy Number Term Policy TL AD 85 and prior 1YT (Div. Opt.) b. Amount to be Converted $ c. Amount Remaining In Force $ (If no amount entered, remainder will be terminated) If there is an amount remaining in force that qualifies under the PTIS (Point in Scale) Program to be carried over to a term rider on the new base plan, are any of the following riders being applied for? New rider without underwriting (less than 5 years from original issue and meets minimum amount rules) PTIS rider without underwriting (5 years or more from original issue date or does not meet minimum amount rules) PTIS rider without underwriting (less than 5 years from original issue date and meets amount rules) New rider with underwriting required (Provide details in Section M) Is a reduction in rating being requested? ..................................................................................................................................................................... Yes No If Waiver of Premium or MDW is being applied for, is the Proposed Insured unable to perform any of the essential acts and duties of their job because of disease or accidental bodily injury? (If “Yes”, provide details and dates in Section M.)............................................................................... Yes No If you are applying for Waiver of Premium or MDW on the Proposed Insured and the existing policy does not include this benefit, complete a Part 2. Additional Policy to be Converted a. Policy Number Term Policy TL AD 85 and prior 1YT (Div. Opt.) b. Amount to be Converted $ c. Amount Remaining In Force $ (If no amount entered, remainder will be terminated) If there is an amount remaining in force that qualifies under the PTIS (Point in Scale) Program to be carried over to a term rider on the new base plan, are any of the following riders being applied for? New rider without underwriting (less than 5 years from original issue and meets minimum amount rules) PTIS rider without underwriting (5 years or more from original issue date or does not meet minimum amount rules) PTIS rider without underwriting (less than 5 years from original issue date and meets amount rules) New rider with underwriting required (Provide details in Section M) Is a reduction in rating being requested? ..................................................................................................................................................................... Yes No If Waiver of Premium or MDW is being applied for, is the Proposed Insured unable to perform any of the essential acts and duties of their job because of disease or accidental bodily injury? (If “Yes”, provide details and dates in Section M.)............................................................................... Yes No If you are applying for Waiver of Premium or MDW on the Proposed Insured and the existing policy does not include this benefit, complete a Part 2. For Attained Age Term Conversions the following apply: There will be no insurance in effect on the new policy prior to the policy date given in the policy or policy date specified here / / , and coverage on the new policy will not begin until the coverage being converted has been terminated. a. Any refund of premium from a conversion of a NYLIC or NYLAZ to a NYLIC life policy will be credited to the dividend option of the new policy. b. Any conversion credit from a conversion of a NYLIC or NYLAZ to a NYLIC life policy will be credited to the initial premium with any excess credited to the dividend option of the new policy. c. Any refund of premium and conversion credit from a conversion of a NYLIC or NYLAZ to a NYLIAC policy will be credited to the initial premium. When the credit is greater than the requested initial premium; any excess will be applied as unplanned premium in addition to the initial premium. If converting from a single life policy to survivorship policy under the base plan a death benefit is payable only after the second death. The items in the Temporary Coverage Agreement and the Signature Section of this application apply even when a NYLAZ policy is being converted or when the new policy is issued by NYLIAC, a subsidiary of NYLIC. L. Guaranteed Insurability Option Date (PPO and GIR) Scheduled Option Date: Month Day Year Date of marriage birth adoption Month Day Year Proof of event is required. ICC17-217-500 7

M. Additional Details Please refer to each section letter when providing additional details and remarks. Section ICC17-217-500 8

Complete only for coverage on Additional Proposed Insureds

Additional Insured (Completion of a Part 2 Personal and Health History form is required.)

First Name | Middle Name | Last Name | Prior Last Name | Suffix | ☐ Male ☐ Female | Date of Birth (mm/dd/yyyy)

Residence: Street (P.O. Box Not Permitted) | City | State | Country | Zip Code

☐ Social Security No. or ☐ Tax ID No. ☐ Applied for | Driver's License No. | State ☐ None – Not of legal driving age ☐ None – Other (Provide details in Section M) | Relationship to Primary Insured

Are you a U.S. citizen or U.S. resident alien taxpayer? ☐ Yes ☐ No | Country of Citizenship ☐ U.S ☐ Other________ | Country of Birth ☐ U.S ☐ Other________ | State of Birth | How Long Living in the USA? ☐ Since Birth **or** ______Years______Months

Immigration Visa or Work Authorization *(If other than a US citizen)* Type | Number | Expiration: Month/Year | ☐ None - Provide details in Section M | **Occupation**

Employer Name: | Street | City | State | Country | Zip Code

If age 18 or over, has the Proposed Insured ever used tobacco, nicotine or any nicotine substitution product in any form? ☐ Yes ☐ No
If "Yes", provide type(s), frequency and date of last use for each ____

If Additional Insured is under age 18 years, complete the following questions.

1. Amount of inforce insurance on parent or guardian: Parent/Guardian 1: $__________ ☐ None Parent/Guardian 2: $__________ ☐ None
   (If the coverage on any parent/guardian is less than the Proposed Insured's in-force and pending coverage provide details in Section M.)
2. (a) Is the Additional Insured an only child? ☐ Yes ☐ No (If "No" complete 2 (b) below)
   (b) Are all other children in the family insured or to be insured for an amount at least equal to that on the Primary Insured? ☐ Yes ☐ No (If "No", provide details in Section M)

Named Beneficiaries ☐ Owner ☐ Primary Insured ☐ Trust ☐ UTMA/UGMA (For Trust or UTMA/UGMA, provide details in Section M) ☐ **Per Stirpes**

Class	Full Name (First, Middle, Last)	Date of Birth (mm/dd/yyyy)	Social Security No./ Tax ID No.	Relationship to Additional Insured	Share
______	______	______	______	______	______
	Address & Phone # ______			☐ **Same as Primary Insured**	
______	______	______	______	______	______
	Address & Phone # ______			☐ **Same as Primary Insured**	

Contact Information/Language/Interpreter

☐ Same contact information as for Primary Insured (must complete Language/ Interpreter information below)

Provide at least one phone number and check box the preferred contact number:
☐ Cell (______) ______ ☐ Home (______) ______ ☐ Business (______) ______
Best Time to Call: ☐ Morning ☐ Midday ☐ Evening Time zone: ☐ EST ☐ CST ☐ MST ☐ PST ☐ AST ☐ HST
Requested TeleApp Language (if other than English) ______ E-mail Address: ______

Special instructions or hearing impaired service required: ______

Was the sales interview conducted *entirely* in English? ☐ Yes ☐ No
If "No", what language(s) and dialect(s) was/were the sales interview conducted in? Language______ Dialect______

Who acted as interpreter? ☐ Agent ☐ Other: | First Name | Last Name | Relationship to Additional Insured

ICC17-217-500 9

My Payment Preferences for my new policy Step 1 I’d like to pay the policy’s first premium (including initial payment and any catch up premiums) directly from this bank account. The policy premium includes the cost of any additional insurance elected Yes No Step 2 I’d like to pay the policy’s future premiums directly from this bank account every month.* Yes No *For Auto-Adjusted Billing, see below. Step 3 (optional) I’d like to pay other premiums directly from this bank account. We’ll reach out to confirm details. Yes, withdraw all premiums as one lump sum on the 15th of each month. Yes, withdraw all premiums as individual transactions each month. Policy number(s) Step 4 Tell us what bank account you’d like to use. Routing number Name 1234 Address 01-2345678 Bank name City, State, Zip Date PAY TO THE $ ORDER OF L E M P DOLLARS Account number BANK NAME Checking ADDRESS CITY, STATE, ZIP SA Savings FOR :12345 4 6789: 000 000123456789 1234 Name of account holder Bank routing Account number Check number number Designated payer: If the account holder is anyone other than the owner or insured, please be sure to complete the payer portion (Section D) of the application – otherwise, this form can’t be used. Step 5 Read and sign on the authorization page. By signing I authorize New York Life Insurance Company, or any of its subsidiaries specified in the Application (collectively, “New York Life”), to pay policy premiums by withdrawing them from the account listed in Step 4 above and to make refunds to that account. I also authorize the bank associated with that account to debit and/or credit that account accordingly. I understand that if I authorized subsequent premium payments, the withdrawals will normally be debited monthly on a regular schedule established by New York Life. This arrangement does not change the premium due date specified in the policy and will not extend any applicable grace or late periods for premium payment; the policy will lapse at the end of any applicable grace or late periods if the premium remains unpaid; I will not receive premium notices while this arrangement is in effect. If selecting recurring payments for Auto-Adjusted Billing, please note that the premium payment is subject to change on your policy anniversary. You will receive notice of this change on or around your policy anniversary. I also understand that I (or the policy owner) may terminate or modify this arrangement at any time by notifying New York Life at least 10 days prior to the withdrawal date. Such notifications must be made by calling us, or sending a signed and dated request to the address on this form. ICC17-217-500 10

Statement of Agreement Those Persons Who Sign This Application Agree That: 1. All of the statements, which are part of the application, are correctly recorded, and are complete and true to the best of the knowledge and belief of those persons who made them. Answers that are not true and complete may, subject to the policy’s Incontestability Provision, invalidate coverage. 2. No agent or medical examiner has any right to accept risks, make or change contracts, or give up New York Life Insurance Company’s, New York Life Insurance and Annuity Corporation’s or NYLIFE Insurance Company of Arizona’s rights or requirements. 3. “Cash Paid” with the application with respect to a new policy or additional benefit, provides a limited amount of temporary coverage for up to 90 days, if the terms and conditions of the Temporary Coverage Agreement are met. Temporary coverage is not provided if a policy or benefit is applied for under the terms of a conversion privilege or a guaranteed insurability option, or if reinstatement is applied for. Further, a reinstatement will not take effect until (a) the Insurer approves the application, and (b) the sum required by the Insurer with respect to the reinstatement application is paid during the lifetime of all persons to be covered under the reinstated policy. 4. The policy date is the date from which premiums are calculated and become due. The effective date is the date the policy is delivered and the first premium is paid. Unless temporary coverage is obtained, coverage does not begin until the effective date. If the policy date is earlier than the effective date of coverage, the Policyowner pays a premium calculated beginning on that earlier policy date although coverage does not begin until the effective date. At the time of application, or on or before the effective date, the Applicant or Policyowner can select a policy date. The policy date may be chosen to correspond to the effective date, to obtain a lower premium rate based on a younger insurance age, because it is preferable to pay premiums on that date or have policy values accrue as of that date, or for other reasons. If no Chosen Policy Date is selected, and if no temporary coverage is obtained, the date that the policy is issued will be the policy date. It is further agreed and understood that if the policy applied for is a universal life product, interest will not be credited on the policy until the premium is received by the service office. 5. By paying premiums on a basis more frequently than annually, that is monthly, quarterly, semi-annually, NYL-A-Plan, the total premium paid during one year’s time will be greater than if the premium were paid once each year, or annually. In other words, the cost of paying annualized periodic payments will be more than the cost of paying one annual premium. This applies to all products issued by New York Life Insurance Company and NYLIFE Insurance Company of Arizona. 6. A third party may be designated to receive past due premium/potential lapse of coverage notices by completing Section E, or at any time the policy is in force by submitting written notice to the Insurer containing the name and address of the designee. 7. WARNING: The arrangement of a sale, transfer or assignment of this policy, prior to or within a period of time specified by state law after the date the policy was issued, to a third party, such as a viatical settlement entity, a life settlement entity, other secondary market provider or premium financing entity, may violate the law of your state of residence. If there are any questions pertaining to these matters please consult with your legal advisor. NOTICE: Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. Illustration Do not complete this section if: 1. A signed illustration is not required by law; or 2. An illustration was signed and matches the policy applied for. I, the Applicant, did not sign an illustration because: An illustration was not shown or given to me. An illustration was shown or given to me, but the policy applied for is different from the illustration. An illustration was displayed to me on a screen. The displayed illustration matches the policy applied for, but no printed copy of the illustration was furnished. The illustration on the screen included the following personal and policy information: Type of Policy Proposed Insured Initial Death Benefit Rating/Class Dividend Option Age Sex I acknowledge that I did not sign an illustration for the reason stated above and I understand that an illustration matching the policy as issued will be provided for signature no later than at the time the policy is delivered. A COPY TO BE LEFT WITH CLIENT ICC17-217-500 11

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Statement of Agreement Those Persons Who Sign This Application Agree That: 1. All of the statements, which are part of the application, are correctly recorded, and are complete and true to the best of the knowledge and belief of those persons who made them. Answers that are not true and complete may, subject to the policy’s Incontestability Provision, invalidate coverage. 2. No agent or medical examiner has any right to accept risks, make or change contracts, or give up New York Life Insurance Company’s, New York Life Insurance and Annuity Corporation’s or NYLIFE Insurance Company of Arizona’s rights or requirements. 3. “Cash Paid” with the application with respect to a new policy or additional benefit, provides a limited amount of temporary coverage for up to 90 days, if the terms and conditions of the Temporary Coverage Agreement are met. Temporary coverage is not provided if a policy or benefit is applied for under the terms of a conversion privilege or a guaranteed insurability option, or if reinstatement is applied for. Further, a reinstatement will not take effect until (a) the Insurer approves the application, and (b) the sum required by the Insurer with respect to the reinstatement application is paid during the lifetime of all persons to be covered under the reinstated policy. 4. The policy date is the date from which premiums are calculated and become due. The effective date is the date the policy is delivered and the first premium is paid. Unless temporary coverage is obtained, coverage does not begin until the effective date. If the policy date is earlier than the effective date of coverage, the Policyowner pays a premium calculated beginning on that earlier policy date although coverage does not begin until the effective date. At the time of application, or on or before the effective date, the Applicant or Policyowner can select a policy date. The policy date may be chosen to correspond to the effective date, to obtain a lower premium rate based on a younger insurance age, because it is preferable to pay premiums on that date or have policy values accrue as of that date, or for other reasons. If no Chosen Policy Date is selected, and if no temporary coverage is obtained, the date that the policy is issued will be the policy date. It is further agreed and understood that if the policy applied for is a universal life product, interest will not be credited on the policy until the premium is received by the service office. 5. By paying premiums on a basis more frequently than annually, that is monthly, quarterly, semi-annually, NYL-A-Plan, the total premium paid during one year’s time will be greater than if the premium were paid once each year, or annually. In other words, the cost of paying annualized periodic payments will be more than the cost of paying one annual premium. This applies to all products issued by New York Life Insurance Company and NYLIFE Insurance Company of Arizona. 6. A third party may be designated to receive past due premium/potential lapse of coverage notices by completing Section E, or at any time the policy is in force by submitting written notice to the Insurer containing the name and address of the designee. 7. WARNING: The arrangement of a sale, transfer or assignment of this policy, prior to or within a period of time specified by state law after the date the policy was issued, to a third party, such as a viatical settlement entity, a life settlement entity, other secondary market provider or premium financing entity, may violate the law of your state of residence. If there are any questions pertaining to these matters please consult with your legal advisor. NOTICE: Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. Illustration Do not complete this section if: 1. A signed illustration is not required by law; or 2. An illustration was signed and matches the policy applied for. I, the Applicant, did not sign an illustration because: An illustration was not shown or given to me. An illustration was shown or given to me, but the policy applied for is different from the illustration. An illustration was displayed to me on a screen. The displayed illustration matches the policy applied for, but no printed copy of the illustration was furnished. The illustration on the screen included the following personal and policy information: Type of Policy Proposed Insured Initial Death Benefit Rating/Class Dividend Option Age Sex I acknowledge that I did not sign an illustration for the reason stated above and I understand that an illustration matching the policy as issued will be provided for signature no later than at the time the policy is delivered. A COPY TO BE LEFT WITH CLIENT ICC17-217-500 11

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INDIVIDUAL LIFE INSURANCE APPLICATION (PART 2) TO: NEW YORK LIFE INSURANCE COMPANY (NYLIC) 51 Madison Avenue, New York, NY 10010 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) (A Delaware Corporation) 51 Madison Avenue, New York, NY 10010 NYLIFE INSURANCE COMPANY OF ARIZONA (NYLAZ) (Not Licensed in Every State) 14850 N. Scottsdale Road, Suite 400, Scottsdale, AZ 85254 Policy No. Personal and Health History Use separate Part 2 forms for additional Proposed Insureds (See section headings for age specific instructions) A. Personal and Financial Information for Proposed Insureds Age 15 and Over First Name Middle Name Last Name Previous Last Name Suffix Date of Birth (mm/dd/yyyy) Occupation Length of Time at Current Employer Years Months Job Duties If age 18 or over, has the Proposed Insured ever used tobacco, nicotine or any nicotine substitution product in any form?.......... See Part 1 Yes No If “Yes”, provide type(s), frequency and date of last use for each For any of the following questions answered “Yes” provide details in Section D below. 1. In the last 5 years, has the Proposed Insured been declined for any type of life, disability or long term care insurance?........................................ Yes No If “Yes”, provide details on company name (including New York Life), reason and date. 2. Is the Proposed Insured a U.S. citizen?.............................................................................................................................................. See Part 1 Yes No If “No”, provide details on country of citizenship and Immigration Visa, Work Authorization, or Green Card information including number and expiration date. 3. In the next 12 months does the Proposed Insured plan to travel or reside outside the U.S. or Canada?................................................................. Yes No If “Yes”, provide details including purpose of travel (personal or business), the country, the date(s) of travel and the duration(s) of stay. 4. Please provide the Proposed Insured’s annual income $ , household income (defined as the insured and any spouse or domestic partner) $ and net worth $ . 5. In the past 5 years, has the Proposed Insured had their driver’s license suspended or revoked? ............................................................................. Yes No If “Yes”, provide details including reason for suspension or revocation, license # and state of issue (if other than previously stated), and month and year of occurrence. 6. Has the Proposed Insured within the last 12 months operated or within the next 12 months intends to operate a: a. Motorcycle?... Yes No If “Yes” provide the following details: Vehicle used for Leisure Commute Work Racing* Other Annual mileage Safety helmet used? Yes No Safety course completed? Yes No b. All Terrain Vehicle (ATV)?................................................................................................................................................................................... Yes No If “Yes” provide the following details: Vehicle used for Leisure Commute Work Racing* Other Hours per year Safety helmet used? Yes No Safety course completed? Yes No c. Snowmobile?....................................................................................................................................................................................................... Yes No If “Yes” provide the following details: Vehicle used for Leisure Commute Work Racing* Other Hours per year Safety helmet used? Yes No Safety course completed? Yes No (*If racing complete the Hazardous Sports and Aviation Supplement.) 7. Has the Proposed insured within the last 12 months engaged in or within the next 12 months intends to engage in any of the following:........... Yes No If “Yes”, check all that apply and complete the Hazardous Sports and Aviation Supplement. SCUBA vehicle or power boat racing sky diving rock/mountain climbing helicopter skiing rodeo riding flying as pilot or hang-gliding 8. In the last 10 years, has the Proposed Insured: a. Used marijuana, cocaine, barbiturates, narcotics, stimulants, hallucinogens or other controlled substances (other than as prescribed by a physician)?... Yes No b.Been counseled, treated, or hospitalized for drug or alcohol use? ....................................................................................................................... Yes No 9. In the last 10 years, has the Proposed Insured: a. Plead guilty to, or been convicted of, any felony or misdemeanor, or are any such charges currently pending? ................................................. Yes No b. If “Yes” to 9a, was the Proposed Insured imprisoned or are they currently on parole or probation as a result of such guilty plea or conviction?............. Yes No (If “Yes” to 9a or 9b, provide details including nature of the plea or conviction, indicate if a felony or misdemeanor, State, County, month and year of occurrence, and the date parole or probation was completed.) ICC17-217-501 1

Do Not Complete if Any Other Type of Medical Examination Part 2 is Required. B. Health History for Proposed Insureds Age 15 and Over 1. In the last 5 years has the Proposed Insured consulted a member of the medical profession or been seen at a medical facility for primary care? ... Yes No Name Address Phone number ( ) - Date of last visit: / / Reason for visit: Treatment or medication provided: 2. Other than as noted above have you taken any prescribed medication in the past 2 years? Yes No (If “Yes”, provide reason, name and dosage) 3. In the last 10 years, has the Proposed Insured been diagnosed, treated, tested positive for or been given medical advice by a member of the medical profession for: (If “Yes”, circle all conditions that apply) a. High blood pressure, chest pain, murmur, arrhythmia, heart attack, or other heart disorder or disease? ........................................................ Yes No b. High blood sugar or diabetes? (Including for females gestational diabetes) ...................................................................................................... Yes No c. Asthma, shortness of breath, COPD, emphysema, or any other lung or respiratory disorder?......................................................................... Yes No d. Tumor, melanoma, leukemia, lymphoma or any type of cancer? ...................................................................................................................... Yes No e. Multiple sclerosis, seizures, sleep disorder or apnea, intellectual disability, memory loss, loss of consciousness or other neurological disorder?... Yes No f. Pancreatitis, hepatitis, liver or thyroid disorder, anemia or other blood disorder? ........................................................................................... Yes No g. Stroke, transient ischemic attack (TIA) or other circulatory disorder? ............................................................................................................. Yes No h. Kidney disorder, protein or blood in the urine, urinary tract disorder or for males elevated PSA?................................................................... Yes No i. Gastric bypass or banding, Colitis, Crohn’s, blood in stool, rectal bleeding, intestinal polyps or other intestinal disorder? ............................. Yes No j. Bone, neck or back disorder, chronic pain, arthritis, auto-immune disorder, lupus or other connective tissue or muscle disorder?................ Yes No k. Depression, bipolar disorder, anxiety, attention deficit disorder, or other psychiatric or mental health disorder? ............................................ Yes No 4. In the last 10 years, has the Proposed Insured been diagnosed by a member of the medical profession or tested positive for Human Immunodeficiency Virus (AIDS virus) or Acquired Immune Deficiency Syndrome (AIDS)?.................................................................................. Yes No 5. In the last 2 years, other than as already stated, has the Proposed Insured: a. Been recommended to have or had surgery? ................................................................................................................................................... Yes No b. Been recommended to have or had any diagnostic or routine screening tests (excluding HIV tests)?.............................................................. Yes No c. Been unable to work, attend school or perform normal activities for 30 days or more? ................................................................................... Yes No 6. Please provide the Proposed Insured’s: Height ft. in. and Weight lbs. 7. In the last 12 months: a. Has the Proposed Insured had a change in weight greater than 10 pounds? ................................................................................................... Yes No b. If “Yes”, please provide how many pounds lost or how many pounds gained and check off all that apply: Diet Exercise Surgery Pregnancy: List actual or anticipated delivery date Diagnosed Medical Condition Medication Unknown 8. For Proposed Insureds between age 18 and 60: Among the Proposed Insured’s natural parents or siblings, has anyone been diagnosed or treated by a member of the medical profession for heart disorder, stroke, diabetes or cancer? (If “Yes”, provide the following details: relationship, medical condition, age at onset of illness, current age if alive, age at death and cause of death. If cancer indicated, provide type or location.). ................................................................................................................................................................................................ Yes No 9. For Proposed Insureds age 70 or over: a. Within the last 2 years, has the Proposed Insured been unable to participate in normal activities or been confined at home? ....................... Yes No b. Does the Proposed Insured live in a facility or receive in-home assistance that provides him or her with personal care? ................................ Yes No c. Has the Proposed Insured been hospitalized or evaluated, counseled or treated by a member of the medical profession for memory problems or disorientation?............................................................................................................................................................................. Yes No d. Within the last 2 years, has the Proposed Insured had any falls, or been bed-ridden for 2 weeks or more, or has the Proposed Insured required assistance in walking, eating, bathing, toileting, or dressing? (Circle all that apply) .......................................................................... Yes No ICC17-217-501 2

C. Personal Information/Health History for Proposed Insureds Age 14 and Under First Name Middle Name Last Name Suffix Date of Birth (mm/dd/yyyy) For any of the following questions answered “Yes” provide details in Section D below. 1. In the last 5 years, has the Proposed Insured been declined for any type of life insurance?.................................................................................... Yes No If “Yes”, provide details on company name (including New York Life), reason and date. 2. Is the Proposed Insured a U.S. citizen?.............................................................................................................................................. See Part 1 Yes No If “No”, provide details on country of citizenship and Immigration Visa, or Green Card information including number and expiration date. 3. In the next 12 months does the Proposed Insured plan to travel or reside outside the U.S. or Canada?................................................................. Yes No If “Yes”, provide details including purpose of travel, the country, the date(s) of travel and the duration(s) of stay. Do not complete the following if any other type of medical examination Part 2 is required. 4. In the last 5 years has the Proposed Insured consulted a member of the medical profession or been seen at a medical facility for primary care?... Yes No Name Address Phone number ( ) - Date of last visit: / / Reason for visit: Treatment or medication provided: 5. Other than as noted above have you taken any prescribed medication in the past 2 years? Yes No (If “Yes”, provide reason, name and dosage) 6. In the last 5 years, has the proposed insured received vaccinations or are any planned in the next 2 years? ....................................................... Yes No 7. In the last 10 years, has the Proposed Insured been diagnosed, treated, tested positive for or been given medical advice by a member of the medical profession for: (If “Yes”, circle all conditions that apply and provide details in Section D) a. Diabetes, high blood pressure, murmur, or other heart or circulatory disorder ................................................................................................ Yes No b. Asthma, shortness of breath, or any other lung or respiratory disorder?.......................................................................................................... Yes No c. Tumor or any type of cancer? ........................................................................................................................................................................... Yes No d. Epilepsy, seizures, sleep disorder, developmental delay, intellectual disability, or other neurological disorder?................................................ Yes No e. Any disorder of the liver, pancreas or thyroid? ................................................................................................................................................. Yes No f. Anemia or other blood disorder?..................................................................................................................................................................... Yes No g. Kidney or urinary tract disorder, protein or blood in the urine, or any intestinal disorder?............................................................................. Yes No h. Arthritis, bone, muscle or connective tissue disorder?..................................................................................................................................... Yes No i. Depression, anxiety, attention deficit hyperactivity disorder (ADHD), or other psychiatric or mental health disorder?.................................... Yes No 8. In the last 10 years, has the Proposed Insured been diagnosed by a member of the medical profession or tested positive for Human Immunodeficiency Virus (AIDS virus) or Acquired Immune Deficiency Syndrome (AIDS)?.................................................................................. Yes No 9. In the last 2 years, other than as already stated, has the Proposed Insured: a. Been recommended to have or had surgery? .................................................................................................................................................... Yes No b. Been recommended to have or had any diagnostic tests (excluding HIV tests)? ............................................................................................... Yes No c. Been absent from school due to illness for more than 10 consecutive school days or been admitted to a hospital for more than two consecutive days? ............................................................................................................................................................................................ Yes No 10. Please provide the Proposed Insured’s: Height ft. in. and Weight lbs. 11. In the last 12 months: a. Has the Proposed Insured lost greater than 10 pounds?.................................................................................................................................. Yes No b. If “Yes”, please provide how many pounds lost and check off all that apply: Diet or Exercise Diagnosed Medical Condition Medication Unknown ICC17-217-501 3

D. Additional Details for Insureds of All Ages For all questions answered “Yes” in Section A, B or C provide question number and full details. For health related history include: – Reason answered “Yes” including diagnosis, treatment, medication, surgery and outcomes – Date of onset and recovery or current status if condition is still present – Doctors, hospitals and facilities information including dates of last visits, addresses and phone numbers Question ICC17-217-501 4

INDIVIDUAL LIFE INSURANCE APPLICATION (PART 3) TO: NEW YORK LIFE INSURANCE COMPANY (NYLIC) 51 Madison Avenue, New York, NY 10010 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) (A Delaware Corporation) 51 Madison Avenue, New York, NY 10010 NYLIFE INSURANCE COMPANY OF ARIZONA (NYLAZ) (Not Licensed in Every State) 14850 N. Scottsdale Road, Suite 400, Scottsdale, AZ 85254 This authorization is designed to comply with the Health Insurance Portability and Accountability Act (HIPAA) Privacy Rule. For the purposes of this Acknowledgment and Authorization, the companies listed above are collectively referred to as “Insurer” and include their respective agents, employees, and representatives. Acknowledgment I, the Proposed Insured, have been given a copy of “Information Practices Related to Underwriting Your Application” which explains how the Insurer uses data about me. This includes the notice required by the State and Federal Fair Credit Reporting Acts and a description of MIB, Inc. I know that my application cannot be processed if I do not sign the Authorization below. Providers of health care services or medical treatment may not refuse to provide treatment or payment for health care services if I refuse to sign this authorization. Authorization to Obtain and Disclose Information I authorize the following: MEDICAL INFORMATION Physicians or practitioners; hospitals; medical or medically related facilities; pharmacies, pharmacy benefit managers or medical information retrieval services; laboratories; insurance companies; electronic health record companies; and health care information technology companies may provide to the Insurer at the Insurer’s expense, whether in electronic or paper form, information that they may have about my physical and mental health, and my prescription drug history, and copies of my drug and alcohol records, including my records relating to substance abuse education, prevention, training, treatment, rehabilitation or research. MIB, Inc. may provide such records or data to the Insurer at the Insurer’s expense. This includes protected health information and any health information I have previously requested be withheld from further disclosure, and including my history, their findings, diagnoses and treatment. This also may include information on the diagnosis, treatment, and testing results related to HIV, AIDS, and sexually transmitted diseases, unless otherwise restricted by state law. Excluding psychotherapy notes, mental health professionals may provide their records of my diagnosis, functional status, treatment plan, symptoms, prognosis, progress to date, medication prescription and monitoring, and clinical test results. OTHER INFORMATION MIB, Inc., other insurance companies, any employers, financial institutions, and consumer reporting agencies may provide to the Insurer at the Insurer’s expense data about: my driving record; my financial and credit information; any criminal activity or association; hazardous sport or aviation activity; use of alcohol or drugs; any claim of eligibility for disability income benefits; other applications for life insurance; and other policies of life insurance. The Insurer may obtain an investigative consumer report about me. I understand and agree that: • The Insurer may use the information obtained by this authorization to determine my or my minor child(ren)’s eligibility for insurance, to evaluate a claim for benefits, to contest coverage, or for reinsurance or other insurance purposes, including development of new products and services. • To obtain the data described above, the Insurer may give my personal information to the above persons or organizations. Also, the Insurer may contact me by cellular telephone or text message. • The Insurer may give data collected about me and any of my minor children who are to be insured to: its subsidiaries; affiliates; parent company; agents and their staffs; organizations that perform business functions for it; reinsurers, and others as permitted or required by law. The Insurer and its reinsurers may give such data, including a brief report of my protected health information and data about any life insurance policy(ies) the Insurer issues on me, to MIB, Inc. • The medical information the Insurer obtains through this Authorization may no longer be subject to federal laws and regulations that apply to an individual’s protected health information (the HIPAA Privacy Rule). The information the Insurer obtains through this Authorization may become subject to further disclosure. RIGHT TO REVOKE This Authorization may be used for a period of 24 months from the date signed below, as permitted by law in the state where the policy is delivered/issued for delivery, unless sooner revoked. I may revoke this Authorization at anytime by notifying the Insurer in writing. This revocation will not be effective to the extent the Insurer or any other person already has disclosed or collected information or taken other action in reliance on it, or to the extent the Insurer has a legal right to contest a claim under an insurance policy or to contest the policy itself. A photocopy of this Authorization shall be as valid as the original. I know that I may request a copy of this Authorization. (Provide a copy to me initial if requested). Continued on next page ICC21-221-502 1

Authorization (Continued) Tax Certification Under penalties of perjury, I (as the Owner named in Section A or C) certify that: (1) my Social Security Number or Tax ID Number shown in this application is my correct taxpayer identification number, (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividend income; or (c) the IRS has notified me that I am no longer subject to backup withholding, (3) I am a U.S. person (including a U.S. resident alien), and (4) I am exempt from Foreign Account Tax Compliance Act (FATCA) reporting. Check this box if the IRS has notified you that you are subject to backup withholding. If I am not a U.S. citizen, U.S. resident alien or other U.S. person, I am submitting the applicable Form W8 with this form to certify my foreign status and, if applicable, claim treaty benefits. The Internal Revenue Service Does Not Require Your Consent To Any Provision Of This Document Other Than The Certifications Required To Avoid Backup Withholding. Signatures By signing below, I/We understand that I/We acknowledge and agree to all of the certifications, statements and representations made in the application Part 1 and when applicable, Part 2, in accordance with their respective terms, including sections entitled Business and Creditor Insurance (if applicable), Statement of Agreement, Illustration (if applicable), My Payment Preferences (if applicable), Acknowledgement, Authorization and Tax Certification. I/We accept and adopt as true all statements made by the Proposed Insured(s) in this application. X Signed at On Signature of Primary Proposed Insured (Parent or Guardian if under 14 years 6 months; (State) (mm/dd/yyyy) 15 years in NC; 18 years in PA) Proposed Insured’s: Printed Name , Date of Birth X Signature of Other Covered Insured Other Insured’s: Printed Name , Date of Birth X Signature of Other Covered Insured Other Insured’s: Printed Name , Date of Birth X Signature of Owner if other than the Proposed Insured Title if signed on behalf of Corporation, Trust, etc. X Other Required Signature (Witness; Additional Corporate Officer, Designated Payer) Witness relationship; Title if signed on behalf of Corporation I Certify I have truly and accurately recorded all answers given to me. X X Signature of Agent Countersigned by Licensed Resident Agent (if required) X Signature of Agent Countersigned Code # ICC21-221-502 2

PART 1 13

☐ NEW YORK LIFE INSURANCE COMPANY (NYLIC)
☐ NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC)
☐ NYLIFE INSURANCE COMPANY OF ARIZONA (NYLAZ)

RECEIPT AND TEMPORARY COVERAGE AGREEMENT (the "Agreement")

(limited in amount)

Received from ______________________________ on ____________________ the sum of $ ______________.
This amount is specified in Section G. of the application Part 1 bearing the same date and number as this receipt.

____
Agent's Signature

In this Agreement, the words "we", "us", and "our" mean the Insurer checked above and the words "you" and "your" mean the Applicant.

We acknowledge receipt of your application for a life insurance policy, and of your payment to us in the amount noted above. Any check tendered must be made payable to New York Life Insurance Company or New York Life Insurance and Annuity Corporation or NYLIFE Insurance Company of Arizona, as shown above. Any check received will be subject to collection. **Do not** make any check payable to the Agent and **do not** leave the Payee section of the check blank. This Agreement is not transferable.

If the application modifies a previous application and a payment was made in connection with the previous application, this receipt replaces and cancels any receipt which was previously given for that payment. We shall have no liability on account of the previous receipt or any temporary coverage provided under it. Our liability on account of any payment made with this application shall be as provided under this receipt and its Temporary Coverage Agreement below.

Subject to the conditions set forth below, the above payment provides a limited amount of temporary life insurance coverage on the Proposed Insured from the date coverage begins, as defined below, to the date coverage terminates, as defined below. **If question 1, 2, 3, 4, or (when applicable) 5 of Section G of the Application Part 1 is answered "Yes" or is left blank, no money may be paid with the application whether to us or to the Agent.** In this case, no coverage will be provided under this Agreement. However, the application should still be submitted to us for evaluation **WITHOUT PAYMENT.**

In determining whether to issue the policy that you have applied for, if all the conditions for coverage in Section 1 below have been met, we will not consider information concerning changes in the health of any person proposed for coverage, where such change occurs after the effective date of this Agreement and while this Agreement is in effect.

1. Coverage Provided:

Except as specifically stated otherwise in this Agreement, temporary life insurance will be subject to all terms of the policy applied for. While this Agreement is in effect, coverage is provided under this Agreement only if the following requirements are fully met. (If these requirements are not fully met, any cash payment made will be refunded to the Applicant at the address given in the Application Part 1.):

A. Submission of the completed Application Part 1 with all statements complete and true to the best of the knowledge and belief of the persons who made them;

B. Collection of your payment submitted with your application, provided any check submitted is honored for payment when presented;

C. If question 1, 2, 3, 4, or (when applicable) 5 of Section G of the Application Part 1 must be answered "No" for all persons proposed for coverage;

D. The Application Part 1 is signed by all required parties, including the Applicant, the Proposed Insured(s) (if other than the Applicant), and Agent.

E. If you have applied for the chronic care benefit rider, temporary coverage under that rider will not begin until you have: met the requirements in items A-D above, answered "No" to all questions on the Chronic Care Rider Application and have completed any required cognitive examination.

2. No Coverage Provided:

There is no coverage provided under this Agreement:

A. For suicide or intentionally self-inflicted injury of any of the proposed insureds, while sane or insane;

B. For any Spouse's Paid-Up Insurance Purchase Option attached to or included in the policy being applied for;

C. For a policy or benefit that is applied for under the terms of a contractual conversion privilege or guaranteed insurability option. If that policy or benefit does not require our approval to put it in force, it will take effect as soon as the requirements of that privilege or option have been met;

D. If reinstatement of a policy is being applied for;

E. If question 1, 2, 3, 4, or (when applicable) 5 of Section G of the Application Part 1 is answered "Yes" or is left blank, or is answered falsely;

F. Where the Application Part 1 contains materially incomplete or false statements.

G. For chronic care rider benefits, if any question in the Statement of Health section of the Chronic Care Rider Application is answered "Yes" or is left blank or is answered falsely or if any required cognitive exam has not been completed;

H. If we are prohibited by any state or federal law, regulation or order from doing business with or participating in a transaction involving any person identified as a Proposed Insured, Owner, Applicant, Payer or Beneficiary in your application for a life insurance policy.

I. If any of the requirements under Section 1 herein are not met.

21620.102 CUSTOMER COPY
Continued on reverse side

PART1 14

3. Amount and Period of Coverage:

A. Maximum Amount of Coverage:

The following amounts will apply depending on the policy applied for:

(1) All Policies except Survivorship Policies. While this Agreement is in effect, we will provide coverage having the same benefits and subject to the same terms as the policy applied for had it become effective. However, the **aggregate coverage** on account of all the temporary coverage for all Insurers listed above, under this and any other receipt, on the person proposed for coverage in the application for all benefits (including Accidental Death Benefits and any other benefits) shall in no event exceed $1,000,000 in total. Such liability shall be further limited for any disability waiver of premium benefit so that the amount that may be waived does not exceed $300 per month.

(2) Survivorship Policies. Survivorship Policies are policies under which the base policy death benefit is payable only when two Proposed Insureds have died. The temporary coverage will provide the same benefits as the policy applied for. It will also be subject to the same provisions, conditions, exceptions, limitations and reductions that would apply under the policy had it become effective. However, the temporary coverage will provide the lesser of:

(i) The amount of the life insurance proceeds applied for in the applications. This includes Accidental Death Benefits and other benefits, if applicable; or

(ii)$2,000,000 in total for all insurers listed above.

This benefit will be paid to the designated beneficiary if the Proposed Insureds die while the temporary coverage is in effect. No benefits will be payable under this Agreement upon the death of only one of the Proposed Insureds. However, we will pay benefits under an applied for rider that is to be attached to the policy, if such rider would pay benefits upon the death of that Proposed Insured. If one of the Proposed Insureds dies while this coverage is in effect and the other is found to be insurable, we will issue the policy. Such liability shall be further limited for any waiver of premium benefits so that the amount that may be waived does not exceed $300 per month. The total benefit limit applies to all insurance applied for on all persons proposed for any coverage in the applications and any other Temporary Coverage Agreement.

B. Date Agreement Begins:

This Agreement and the coverage provided under it will begin on the date the Application Part 1 is signed by all required parties, provided:

(1)The sum paid in exchange for this Agreement is enough to provide at least one month's coverage for the face amount of insurance and one month's coverage for all riders that are being applied for. For policies that require a single premium payment, the sum paid in exchange for this Agreement must be the full single premium payment for the face amount of insurance and any riders being applied for; and

(2)All of the requirements in Section 1 of this Agreement have been met.

C. Date Agreement Terminates:

This Agreement and the coverage provided under it will terminate on the earliest of the following dates:

(1)90 days after the date this Agreement becomes effective;

(2)The date of our notice to the Applicant(s) that the application has been declined;

(3)The date of the Applicant(s) written request for a full refund of the payment, in which event all coverage will be void from the start;

(4)The date the policy is put in force, at which point all coverage shall be provided by the policy.

4. Refund of Payment:

If temporary life insurance is not payable under this Agreement (except for the reason that the policy has been put in force), we will refund your payment made with respect to the policy.

If temporary life insurance becomes payable under this Agreement, the payment received will be applied as the first premium for the life insurance applied for. We will refund an appropriate part of your payment made with respect to the policy if our liability under this Agreement is, pursuant to Section 3(A), less than it would have been under the policy applied for.

5. Limitation of Authority:

No Agent or medical examiner has any right to accept any risk, make or change contracts, give up any of our rights or requirements, or change the provisions of this Agreement.

21620.102 CUSTOMER COPY

PART1 13

☐ NEW YORK LIFE INSURANCE COMPANY (NYLIC)
☐ NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC)
☐ NYLIFE INSURANCE COMPANY OF ARIZONA (NYLAZ)

RECEIPT AND TEMPORARY COVERAGE AGREEMENT (the "Agreement")

(limited in amount)

Received from ______________________ on ______________________ the sum of $ ______________.
This amount is specified in Section G. of the application Part 1 bearing the same date and number as this receipt.

____
Agent's Signature

In this Agreement, the words "we", "us", and "our" mean the Insurer checked above and the words "you" and "your" mean the Applicant.

We acknowledge receipt of your application for a life insurance policy, and of your payment to us in the amount noted above. Any check tendered must be made payable to New York Life Insurance Company or New York Life Insurance and Annuity Corporation or NYLIFE Insurance Company of Arizona, as shown above. Any check received will be subject to collection. **Do not** make any check payable to the Agent and **do not** leave the Payee section of the check blank. This Agreement is not transferable.

If the application modifies a previous application and a payment was made in connection with the previous application, this receipt replaces and cancels any receipt which was previously given for that payment. We shall have no liability on account of the previous receipt or any temporary coverage provided under it. Our liability on account of any payment made with this application shall be as provided under this receipt and its Temporary Coverage Agreement below.

Subject to the conditions set forth below, the above payment provides a limited amount of temporary life insurance coverage on the Proposed Insured from the date coverage begins, as defined below, to the date coverage terminates, as defined below. **If question 1, 2, 3, 4, or (when applicable) 5 of Section G of the Application Part 1 is answered "Yes" or is left blank, no money may be paid with the application whether to us or to the Agent.** In this case, no coverage will be provided under this Agreement. However, the application should still be submitted to us for evaluation **WITHOUT PAYMENT.**

In determining whether to issue the policy that you have applied for, if all the conditions for coverage in Section 1 below have been met, we will not consider information concerning changes in the health of any person proposed for coverage, where such change occurs after the effective date of this Agreement and while this Agreement is in effect.

1. Coverage Provided:

Except as specifically stated otherwise in this Agreement, temporary life insurance will be subject to all terms of the policy applied for. While this Agreement is in effect, coverage is provided under this Agreement only if the following requirements are fully met. (If these requirements are not fully met, any cash payment made will be refunded to the Applicant at the address given in the Application Part 1.):

A. Submission of the completed Application Part 1 with all statements complete and true to the best of the knowledge and belief of the persons who made them;

B. Collection of your payment submitted with your application, provided any check submitted is honored for payment when presented;

C. If question 1, 2, 3, 4, or (when applicable) 5 of Section G of the Application Part 1 must be answered "No" for all persons proposed for coverage;

D. The Application Part 1 is signed by all required parties, including the Applicant, the Proposed Insured(s) (if other than the Applicant), and Agent.

E. If you have applied for the chronic care benefit rider, temporary coverage under that rider will not begin until you have: met the requirements in items A-D above, answered "No" to all questions on the Chronic Care Rider Application and have completed any required cognitive examination.

2. No Coverage Provided:

There is no coverage provided under this Agreement:

A. For suicide or intentionally self-inflicted injury of any of the proposed insureds, while sane or insane;

B. For any Spouse's Paid-Up Insurance Purchase Option attached to or included in the policy being applied for;

C. For a policy or benefit that is applied for under the terms of a contractual conversion privilege or guaranteed insurability option. If that policy or benefit does not require our approval to put it in force, it will take effect as soon as the requirements of that privilege or option have been met;

D. If reinstatement of a policy is being applied for;

E. If question 1, 2, 3, 4, or (when applicable) 5 of Section G of the Application Part 1 is answered "Yes" or is left blank, or is answered falsely;

F. Where the Application Part 1 contains materially incomplete or false statements.

G. For chronic care rider benefits, if any question in the Statement of Health section of the Chronic Care Rider Application is answered "Yes" or is left blank or is answered falsely or if any required cognitive exam has not been completed;

H. If we are prohibited by any state or federal law, regulation or order from doing business with or participating in a transaction involving any person identified as a Proposed Insured, Owner, Applicant, Payer or Beneficiary in your application for a life insurance policy.

I. If any of the requirements under Section 1 herein are not met.

21620.102

Continued on reverse side

* P A R T 1 1 4 *

3. Amount and Period of Coverage:

A. Maximum Amount of Coverage:

The following amounts will apply depending on the policy applied for:

(1) All Policies except Survivorship Policies. While this Agreement is in effect, we will provide coverage having the same benefits and subject to the same terms as the policy applied for had it become effective. However, the **aggregate coverage** on account of all the temporary coverage for all Insurers listed above, under this and any other receipt, on the person proposed for coverage in the application for all benefits (including Accidental Death Benefits and any other benefits) shall in no event exceed $1,000,000 in total. Such liability shall be further limited for any disability waiver of premium benefit so that the amount that may be waived does not exceed $300 per month.

(2) Survivorship Policies. Survivorship Policies are policies under which the base policy death benefit is payable only when two Proposed Insureds have died. The temporary coverage will provide the same benefits as the policy applied for. It will also be subject to the same provisions, conditions, exceptions, limitations and reductions that would apply under the policy had it become effective. However, the temporary coverage will provide the lesser of:

(i) The amount of the life insurance proceeds applied for in the applications. This includes Accidental Death Benefits and other benefits, if applicable; or

(ii) $2,000,000 in total for all insurers listed above.

This benefit will be paid to the designated beneficiary if the Proposed Insureds die while the temporary coverage is in effect. No benefits will be payable under this Agreement upon the death of only one of the Proposed Insureds. However, we will pay benefits under an applied for rider that is to be attached to the policy, if such rider would pay benefits upon the death of that Proposed Insured. If one of the Proposed Insureds dies while this coverage is in effect and the other is found to be insurable, we will issue the policy. Such liability shall be further limited for any waiver of premium benefits so that the amount that may be waived does not exceed $300 per month. The total benefit limit applies to all insurance applied for on all persons proposed for any coverage in the applications and any other Temporary Coverage Agreement.

B. Date Agreement Begins:

This Agreement and the coverage provided under it will begin on the date the Application Part 1 is signed by all required parties, provided:

(1) The sum paid in exchange for this Agreement is enough to provide at least one month's coverage for the face amount of insurance and one month's coverage for all riders that are being applied for. For policies that require a single premium payment, the sum paid in exchange for this Agreement must be the full single premium payment for the face amount of insurance and any riders being applied for; and

(2) All of the requirements in Section 1 of this Agreement have been met.

C. Date Agreement Terminates:

This Agreement and the coverage provided under it will terminate on the earliest of the following dates:

(1) 90 days after the date this Agreement becomes effective;

(2) The date of our notice to the Applicant(s) that the application has been declined;

(3) The date of the Applicant(s) written request for a full refund of the payment, in which event all coverage will be void from the start;

(4) The date the policy is put in force, at which point all coverage shall be provided by the policy.

4. Refund of Payment:

If temporary life insurance is not payable under this Agreement (except for the reason that the policy has been put in force), we will refund your payment made with respect to the policy.

If temporary life insurance becomes payable under this Agreement, the payment received will be applied as the first premium for the life insurance applied for. We will refund an appropriate part of your payment made with respect to the policy if our liability under this Agreement is, pursuant to Section 3(A), less than it would have been under the policy applied for.

5. Limitation of Authority:

No Agent or medical examiner has any right to accept any risk, make or change contracts, give up any of our rights or requirements, or change the provisions of this Agreement.

21620.102

NEW YORK LIFE INSURANCE COMPANY (A Mutual Company founded in 1845) 51 Madison Ave. New York, NY 10010 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) (A Delaware Corporation) 51 Madison Avenue, New York, NY 10010 ACCELERATED DEATH BENEFIT FOR CHRONIC CARE RIDER APPLICATION SUPPLEMENT TO LIFE INSURANCE APPLICATION (PART 1): This Application Supplement pertains to Serial Number of Application Part 1 on Name of Proposed Insured If the answer to any of these questions is “Yes,” temporary coverage for this rider will not be in effect. References to “you” or “your” in this application supplement mean the Proposed Insured. Yes No 1) In the last 5 years have you: a) Required assistance with bathing, dressing, eating, moving in/out of bed or a chair or wheelchair, toileting, bowel or bladder control? (if “Yes”, please circle all that apply)............................................................................................ b) Required assistance with walking or the use of any assistive devices such as a wheelchair, braces, crutches, walker, cane, back support, splint, etc.?................................................................................................................................. 2) Within the last 5 years, have you been diagnosed, treated, or been given advice by a member of the medical profession for: a) Fracture, paralysis, numbness, balance problems, a fall, or skin ulcers?..................................................................... b) Any conditions causing crippling or limited motion?................................................................................................. c) A loss or amputation to any part of your fingers, hands, feet, or limbs due to an accident, disease, or deformity? .... d) Any problems with memory or the ability to think or reason? ................................................................................... e) Being bed-ridden for 2 weeks or more?...................................................................................................................... f) Admission to a hospital, nursing home, assisted living, rehabilitation or extended care facility?................................ 3) Within the last 5 years have you received in home medical care? .................................................................................. For all questions answered “Yes”above provide full details including: – Question number – Reason answered “Yes” including medical advice given, treatment/results, operations – Date of onset and recovery or current status if condition is still present – Doctors, hospitals, and facilities information including addresses and phone numbers (Attach a separate piece of paper if additional space is needed.) Question ICC1822354.200 1

Additional Details For all questions answered “Yes”above provide full details including: – Question number – Reason answered “Yes” including medical advice given, treatment/results, operations – Date of onset and recovery or current status if condition is still present – Doctors, hospitals, and facilities information including addresses and phone numbers (Attach a separate piece of paper if additional space is needed.) Question ICC1822354.200 2

REQUIRED DISCLOSURE INFORMATION As indicated by my signature below, I agree that the following information pertaining to the Accelerated Death Benefit for Chronic Care Rider applied for has been disclosed and explained to me by my agent: 1. The Chronic Care Rider is not intended to be federally tax qualified long-term care insurance under Section 7702B of the Internal Revenue Code (IRC), as amended. Therefore, the premiums payable for the Chronic Care Rider are not deductible from gross income for federal income tax purposes. The benefits provided by the Chronic Care Rider are intended to be excludable from federal gross income under Section 101(g) of the IRC. THOSE WHO SIGN THIS ACCELERATED DEATH BENEFIT FOR CHRONIC CARE RIDER APPLICATION SUPPLEMENT TO LIFE INSURANCE APPLICATION (PART 1) FURTHER AGREE THAT: 1. I have read or had read to me, the completed Individual Life Insurance Application, and the CCR Application Supplement, and understand that any false statement or misrepresentation in these forms may, subject to the policy’s incontestability provision, result in loss of coverage under the Policy. 2. All of the statements in the Application Supplement are correctly recorded and are complete and true to the best of my knowledge and belief. The Company will rely on the written answers to the questions in this Application Supplement. 3. This Application Supplement will be attached to and become part of the life insurance application for insurance on the Proposed Insured. Dated at , on , . Signature of Proposed Insured I certify I have truly and accurately recorded all answers given to me. Witness Agent Countersigned by Licensed Resident Agent (if required) ICC1822354.200 3

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* 2 3 4 6 1   0 1 *

☐ NEW YORK LIFE INSURANCE COMPANY (A Mutual Company founded in 1845)
51 Madison Ave. New York, NY 10010

NYLIC ACCELERATED DEATH BENEFIT FOR CHRONIC CARE RIDER APPLICATION SUPPLEMENT TO INDIVIDUAL LIFE INSURANCE APPLICATION FOR ELIGIBLE TERM CONVERSIONS:

This application supplement is for eligible Term Conversions in which certain Chronic Care Rider (CCR) benefits are applied for.

This application supplement may be used only for the following benefits selected in Section H (Coverage Information) of the Individual Life Insurance Application (Part 1):

- Maximum CCR Benefit Pool of $100,000
- Monthly benefit period must be the 100-months option (longest CCR benefit option)

If you are applying for CCR benefits different than above, or any of the questions below are answered "yes", or the Term Conversion does not meet eligibility criteria, you must submit:

- The standard CCR application supplement - Accelerated Death Benefit for Chronic Care Rider Application Supplement to Life Insurance Application (Part 1); and
- The Individual Life Insurance Application (Part 2) - Personal and Health History

This Application Supplement pertains to ______________________________
Serial Number of Application Part 1

on ______________________________
Name of Proposed Insured

If the answer to any of these questions is "Yes," temporary coverage for this rider will not be in effect. References to "you" or "your" in this application supplement mean the Proposed Insured.

	Yes	No
1) In the past 5 years, have you required assistance with bathing, dressing, eating, moving in/out of bed or wheelchair, toileting, bowel or bladder control?	☐	☐
2) In the past 5 years, have you been diagnosed, tested positive for, or been given medical advice by a member of the medical profession for:		
a) Multiple sclerosis, epilepsy, seizures, intellectual disability, memory loss, or other neurological disorder?	☐	☐
b) Muscle weakness, bone or back disorder, arthritis, lupus, or other connective tissue disorder?	☐	☐
c) Cancer, tumor, melanoma, leukemia, Hodgkin's, or any other lymphoma?	☐	☐
d) Pancreatitis, hepatitis, cirrhosis, liver disorder, anemia, or other blood disorder?	☐	☐
e) Stroke, transient ischemia attack (TIA), or other circulatory disorder?	☐	☐

ICC1823461

1

REQUIRED DISCLOSURE INFORMATION As indicated by my signature below, I agree that the following information pertaining to the Accelerated Death Benefit for Chronic Care Rider applied for has been disclosed and explained to me by my agent: 1. The Chronic Care Rider is not intended to be federally tax qualified long-term care insurance under Section 7702B of the Internal Revenue Code (IRC), as amended. Therefore, the premiums payable for the Chronic Care Rider are not deductible from gross income for federal income tax purposes. The benefits provided by the Chronic Care Rider are intended to be excludable from federal gross income under Section 101(g) of the IRC. THOSE WHO SIGN THIS ACCELERATED DEATH BENEFIT FOR CHRONIC CARE RIDER APPLICATION SUPPLEMENT TO INDIVIDUAL LIFE INSURANCE APPLICATION FOR ELIGIBLE TERM CONVERSIONS FURTHER AGREE THAT: 1. I have read or had read to me, the completed Individual Life Insurance Application, and the CCR Application Supplement, and understand that any false statement or misrepresentation in these forms may, subject to the policy’s incontestability provision, result in loss of coverage under the Policy. 2. All of the statements in the Application Supplement are correctly recorded and are complete and true to the best of my knowledge and belief. The Company will rely on the written answers to the questions in this Application Supplement. 3. This Application Supplement will be attached to and become part of the life insurance application for insurance on the Proposed Insured. NOTICE: Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. Dated at , on , . Signature of Proposed Insured I certify I have truly and accurately recorded all answers given to me. Witness Agent Countersigned by Licensed Resident Agent (if required) ICC1823461 2

NEW YORK LIFE INSURANCE COMPANY NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (A Delaware Corporation) 51 Madison Avenue, New York, New York 10010 NYLIFE INSURANCE COMPANY OF ARIZONA (Not Licensed in All States) 14850 N. Scottsdale Road, Suite 400, Scottsdale, AZ 85254 DISCLOSURE STATEMENT FOR ACCELERATED BENEFITS FOR USE AT TIME OF APPLICATION FOR ADDITION OF THIS RIDER A. IMPACT ON POLICY VALUES – If you elect a percentage which is less than 100% of the accelerated death benefit, the CASH VALUES, LOAN VALUES, ACCUMULATION VALUES and the DEATH BENEFIT WILL ALSO BE APPROPRIATELY REDUCED, based on our rules for determining applicable premiums and benefits for the reduced policy. THE PRO-RATA PART OF ANY OUTSTANDING POLICY LOAN WILL ALSO BE DEDUCTED FROM AN ACCELERATED BENEFIT (including a 100% acceleration). If your policy is one which provides a cash value, then a policy loan or a partial surrender may be a suitable alternative to accelerating the death benefit. If you request or inquire about accelerating your death benefits, you will be furnished full details about these alternatives and their effect on your policy. We also will furnish you with an illustration of the effect of any partially accelerated benefit payment on your policy premiums and benefits B. TERMINATION OR MATURITY OF THE POLICY – The Accelerated Benefits rider will terminate If the policy to which it is attached terminates or reaches Its maturity date. C. EXCLUSIONS, REDUCTIONS AND LIMITATIONS (1) This Accelerated Benefits rider is NOT a long-term care policy or nursing home insurance policy. The amount this rider pays may not be enough to cover medical, nursing home or other bills. You may use the money you receive from this rider for any purpose. (2) Unlike life insurance proceeds actually payable at death, accelerated benefits under this rider MAY BE TAXABLE. Prior to applying for these benefits, you should seek assistance from a qualified personal tax advisor. (3) Receipt of accelerated benefits under this rider MAY AFFECT ELIGIBILITY FOR MEDICAL ASSISTANCE (MEDICAID), AID TO FAMILIES WITH DEPENDENT CHILDREN (AFDC), SUPPLEMENTAL SECURITY INCOME (“SSI”), or other government and public assistance programs. Without exercising your option to accelerate benefits, the mere fact that you have an Accelerated Benefits rider should not, in and of itself, affect your eligibility for these government programs. However, exercising the option to accelerate benefits and receiving those benefits before applying for these programs, or while already receiving government benefits, may affect initial or continued eligibility. Prior to applying for any accelerated benefits, you should contact the appropriate social service agency (e.g., the Medicaid Unit of your local Department of Public Welfare or the Social Security Administration Office) concerning how receipt of these benefits may affect eligibility. D.THERE IS NO ADDITIONAL PREMIUM CHARGE FOR THE ACCELERATED BENEFITS RIDER. E. ACCELERATING CONDITION – We must have satisfactory medical proof that the Insured’s life expectancy is 12 months or less (in some states, this time period may be as short as 6 months). F. BENEFIT AVAILABLE – If the Insured becomes terminally ill, you can submit an application to receive an accelerated death benefit based on 25%, 50%, 75% or 100% of the Eligible Proceeds. The benefit for Whole Life, Modified Premium Whole Life, Custom Whole Life and Survivorship Whole Life products cannot be less than $25,000, or exceed $500,000 per policy. The benefit for Term, Variable Life and Universal Life products cannot be less than $25,000, or exceed $250,000 per policy. Any other percentage or amount can be applied for, subject to our approval. BENEFITS CAN BE PAID IN A SINGLE SUM TO THE OWNER, NOT THE BENEFICIARY. G.DISCOUNT FACTOR – ACCELERATED BENEFITS ARE ALWAYS DISCOUNTED (USUALLY BY A RANGE OF 10 TO 15 PERCENT). HOWEVER, DEPENDING ON THE PREVAILING LEVEL OF INTEREST RATES, THE DISCOUNT MAY BE HIGHER OR LOWER THAN THIS RANGE. THE DISCOUNT IS BASED ON A NUMBER OF FACTORS INCLUDING: - OUR CURRENT MAXIMUM ADJUSTABLE POLICY LOAN INTEREST RATE AND - WHERE APPLICABLE. APPROPRIATE ADJUSTMENTS FOR PREMIUMS, DIVIDENDS, INTEREST ON CASH VALUES, AND MONTHLY DEDUCTIONS. THE STANDARDS AND PROCEDURES ARE ON FILE WITH THE INSURANCE DEPARTMENT WHERE THIS RIDER IS DELIVERED. H.ADMINISTRATIVE FEE – A fee of up to $150 per policy may be deducted from the accelerated death benefit 20800 (05/13)

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NEW YORK LIFE INSURANCE COMPANY NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (A Delaware Corporation) 51 Madison Avenue, New York, New York 10010 NYLIFE INSURANCE COMPANY OF ARIZONA (Not Licensed in All States) 14850 N. Scottsdale Road, Suite 400, Scottsdale, AZ 85254 APPLICATION FORM AND DISCLOSURE ACKNOWLEDGEMENT ACCELERATED BENEFITS (AB) RIDER I request the insurer named above (the Insurer) to add the Accelerated Benefits (AB) rider to each of my policies listed below. POLICY NUMBER(S) OWNER INSURED(S) (If other than Owner) I acknowledge that I have received and read a copy of the Disclosure Statement for the Accelerated Benefits rider. I understand that these benefits may be taxable, and they may affect the Insured’s eligibility for government or public assistance programs, such as Medicaid. I am aware that the Insurer has recommended only that I should discuss these matters with my own tax and legal advisors, before filing an accelerated benefit claim. In the event of a claim under the AB rider, the Insurer may require that other parties with an interest in the involved policy or policies give their consent prior to the payment of any accelerated benefits. I further understand that all accelerated benefits will be appropriately discounted (usually 10 to 15 percent). An Administrative Fee of up to $150 per policy may also be charged. Dated at on , Signature of Owner Witness (Agent) 20802 (05/13)

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LIFE NEW BUSINESS APPLICATION FORMS TO COMPLETE

APPLICATION TYPE	GENERAL INSTRUCTIONS	DEFINITION OF REPLACEMENT	PART 1 - APPLICATION	PART 2 – SECTION A - PERSONAL HISTORY	PART 2 – SECTION B - MEDICAL HISTORY	PART 3 - AUTHORIZATION
New App – Utilizing TeleApp	Check "Utilizing Telephone App for Part 2" and "New Application" on top of App Part 1	✔	✔	N/A	N/A	✔
New App (Non TeleApp) – Agent Completed Part 2	Check "New Application" on top of Part 1	✔	✔	✔	✔	✔
New App (Non Teleapp) – Para/Med Exam required for Age/Amount	Check "New Application" on top of Part 1	✔	✔	✔	Do Not Complete - Order Para/Med	✔
Amended App (Adding a Rider or Increase in Face amount)	Check "Amended Application" on top of Part 1	✔	✔	✔	Refer to Underwriting Chart	✔
Attained Age Term Conversion (Contractual)	Check "AATC" on top of Part 1	✔	✔	N/A	N/A	✔
Attained Age Term Conversion (Non – Contractual) Adding a Rider, Increase in Face amount or Reduction in Rating	Check "AATC" on top of Part 1	✔	✔	✔	Refer to Underwriting Chart	✔
Exercising GIR/PPO to a New Policy	Check "PPO or GIR" Exercise Rider on top of Part 1	✔	✔	N/A	N/A	✔

LIFE INFORCE CHANGE APPLICATION FORMS TO COMPLETE

APPLICATION TYPE	GENERAL INSTRUCTIONS	DEFINITION OF REPLACEMENT	PART 1 - APPLICATION	PART 2 – SECTION A - PERSONAL HISTORY	PART 2 – SECTION B - MEDICAL HISTORY	PART 3 - AUTHORIZATION
Adding Rider/Increase in Face Amount	Check "Add a Rider or Paid Change Request" on top of Part 1	N/A	✔	✔	Refer to Underwriting Chart	✔
Rate Reduction – Non Smoker	Check "Add a Rider or Paid Change Request" on top of Part 1	N/A	✔	✔	✔	✔
Full Reinstatement	Check "Paid Change Request" on top of Part 1	N/A	✔	✔	✔	✔
Reinstatement of Lump Sum OPP	Check "Reinstate OPP" on top of Part 1	N/A	✔	✔	✔	✔
Exercising GIR/PPO to Existing Policy	Check "PPO or GIR" Exercise Rider on top of Part 1	N/A	✔	N/A	N/A	✔

Agent Statement is required with every application.

*For Contractual AATCs only complete required Part 1 questions. Refer to annotated AATC app for complete details.

22861 (2/16)

PART 1 INSTRUCTIONS Top of Page 1 - Company checkboxes The appropriate box must be checked off, including the box indicating if the Telephone Application process will be used to complete the Part 2. Section A - Primary Insured Residence Address – If Primary Insured has more than one residence, please provide the address of the residence where the majority of time is spent during the year. A P.O. Box is not acceptable. Details should be provided explaining the locations of the other residences and how much time is spent at each in Section M. Social Security or Tax ID Number – If “Applied for”, please provide details in Section M. Driver’s License Information – If “None” is answered and Proposed Insured is over age 18, please explain why he/she does not have a driver’s license in Section M. Citizenship – Please indicate all countries of citizenship. If multiple citizenship exists, please provide details including amounts of time spent in each country along with the reason for multiple citizenship in Section M. Section C - Owner/Applicant Complete this section if Owner/Applicant is to be other than the Primary Insured, or the Proposed Insureds under a dual life plan (e.g., Survivorship, Family Protection). To request additional Owner/Applicant, complete multiple owner question and Section M, if more space is needed. Provide the best phone number to contact the Owner/Applicant. A P.O. Box is not acceptable. Trust information – Complete all Trust questions. Provide the Tax-ID number of the Trust if the owner is a Trust. Also provide address information. Trust must be established prior to app date. Successor Owner – If a Successor Owner is not named or if no Successor Owner survives the Owner, and the Owner dies before the insured, the Owner’s estate becomes the new Owner. Provide Name, DOB, SS#, address and relationship to PI of successor owner. UTMA/UGMA as Owner – Complete the top of the Owner section with the information for the Custodian of the UTMA/UGMA. Complete the UTMA/UGMA section below that with the information for the child. Section D - Payer Complete this section if the Payer is someone other than the Primary Insured, Owner/Applicant. Section E - Mode, Policy Date, Premium Financing, Qualified Plans, Premium Notices and Other Requests Chosen Policy Date field is to be utilized for saving age or for requesting a policy date, other than date of issue. Additional forms are required for Check-O-Matic, Government Allotment, NYL-A-Plan, List Bill, Mainstay and NYLIFE Securities Accounts. NYLife Security account MUST have check writing authority in order for this form of billing to be valid. Billing from NYLife Security accounts require payment of first month premium along with a completed Check-O-Matic form. Split Dollar – Check the Split Dollar box and provide the beneficiary in Section F. Section F - Primary Insured’s Beneficiary Named Beneficiary Instructions – Always include first, middle (if applicable), and last name. Specify Order, Full Name, Date of Birth, Social Security No./Tax ID No., Address and Telephone Number, Relationship to Insured, and Share (percentage or fraction). Use percentages or fractional shares instead of listing specific dollar amounts. All percentages must total 100% and all fractions must total 1. For Split Dollar, provide the beneficiary in Section F. The “Per Stirpes” box should not be checked: (1) if all beneficiaries are not to be covered by per stirpes; (2) if a non-person beneficiary (e.g., a trust) is listed; or (3) if there are contingent beneficiaries listed. If per stripes is to apply only to some beneficiaries, then write out “per stirpes” next to the beneficiaries to which it applies. If FPT Standard beneficiary designation is chosen for the Primary Insured, it applies to all covered on the policy as follows: Insured 1: 1st: Insured 2; 2nd: Children of the Insureds; 3rd: Estate of Insured 1. Insured 2: 1st: Insured 1; 2nd: Children of the Insureds; 3rd: Estate of Insured 2. Child(ren): 1st: Insureds 1 & 2; 2nd; Children of the Insureds. Trust information – Complete all Trust questions. Trust must be established prior to app date. Section G - Current Health and Payment Information. The current health questions must be answered for all cases in which deposit premium is taken. Current health questions are not required to be answered for contractual conversions or contractual options, even if a deposit premium is taken. This is because insurability is protected for these requests. Question 5 for Proposed Insureds actual age 24 months old or younger is not required for children under CI Rider and Family Protection Plan. Section H - Coverage Information All riders are not available on every plan. Check Agent’s Manual for specific plan and benefit availability. Requests for alternate and additional policies should identify the changes to the original coverage for each alternate or additional requested. Complete plan, face amount, rider(s), rider amount, and dividend option requests. Any further changes should be identified on the instructions line or in Section M. CCR Rider – Furnish a completed NYLIC Chronic Care Rider Application Supplement. Instant Legacy SPUL – Complete Section A of the Part 2, and a Simplified Medical Questionnaire. Section B of the Part 2 is not required. Asset Preserver – Furnish a completed Asset Preserver Application Supplement. Section K - Term Conversions Use Section M to provide details for more than two converted policies. Current health questions are not required to be answered for contractual conversions or contractual options, even if a deposit premium is taken. This is because insurability is protected for these requests. If the conversion will be a Point in Scale (PTIS) partial AATC, then Disclosure Form #22584 is required. If it’s a PTIS partial AATC of an OCI rider, then Disclosure Form #22588 is required. (To determine if the case qualifies for PTIS, go to the Term Conversion Resource Page through Underwriting link on Agency Portal and click the link for Options for PAATC.) Section L - Guaranteed Insurability Option Date (PPO and GIR) Please indicate the reason for exercising the option. Proof of event is required. Additional Insured To be completed for second insureds under Survivorship and Family Protection plans and for Other Covered Insureds (OCI) and CPB applicants. Children’s Insurance Information To be completed only for CI and Family Protection Plan. 22861 (2/16)